Exhibit 10.25

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THE

EXHIBIT BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT

THE COMPANY TREATS AS PRIVATE OR CONFIDENTIAL.

[***] INDICATES THAT INFORMATION HAS BEEN REDACTED.

Last Modified: 1/19/2015

TLO: CLI

MASSACHUSETTS INSTITUTE OF TECHNOLOGY

AND

VEDANTRA PHARMACEUTICALS, INC.

EXCLUSIVE PATENT LICENSE AGREEMENT

-i-

Ver. 12/05/10

MASSACHUSETTS INSTITUTE OF TECHNOLOGY

EXCLUSIVE PATENT LICENSE AGREEMENT

This AGREEMENT (as later defined herein), effective as of the date set forth above the signatures of the parties below (the “EFFECTIVE DATE”), is between the Massachusetts Institute of Technology (“M.I.T.”), a Massachusetts corporation, with a principal office at 77 Massachusetts Avenue, Cambridge, MA 02139-4307 and Vedantra Pharmaceuticals. Inc. (“COMPANY”), a Delaware corporation, with a principal place of business at One Kendall Square, Building 1400 West, Suite 14303, Cambridge, MA 02139.

RECITALS

WHEREAS, M.I.T. is the owner of certain PATENT RIGHTS (as later defined herein) relating to M.I.T. Case No. [***], by [***], an employee of [***], and [***], an employee of [***] (hereinafter referred to as “[***]”), each doing research at an [***]; and

WHEREAS, M.I.T. has the right to grant licenses under said PATENT RIGHTS, subject only to a paid-up, nonexclusive, irrevocable license to [***] for research purposes, with no right to assign or sublicense; and

WHEREAS, [***], an inventor of the PATENT RIGHTS and current employee of [***], has equity in COMPANY, and the Conflict Avoidance Statement of [***] is attached as Exhibit A hereto;

WHEREAS, M.I.T. desires to have the PATENT RIGHTS developed and commercialized to benefit the public and is willing to grant a license thereunder;

WHEREAS, COMPANY has represented to M.I.T., to induce M.I.T. to enter into the AGREEMENT, that COMPANY shall commit itself to a [***] program of exploiting the PATENT RIGHTS so that public utilization shall result therefrom; and

WHEREAS, COMPANY desires to obtain a license under the PATENT RIGHTS upon the terms and conditions hereinafter set forth.

NOW, THEREFORE, M.I.T. and COMPANY hereby agree as follows:

1. Definitions.

1.1	“AFFILIATE” shall mean any legal entity (including, but not limited to, a corporation, partnership, or limited liability company) that is controlled by COMPANY. For the purposes of this definition, the term “control” means (i) beneficial ownership of at least fifty percent (50%) of the voting securities of a corporation or other business organization with voting securities or (ii) a fifty percent (50%) or greater interest in the net assets or profits of a partnership or other business organization without voting securities.
1.2	“ACQUIRING PARTY” shall mean the persons or entity in control of COMPANY after a CHANGE IN OWNERSHIP.
1.3	“[***] PRODUCT” shall mean a LICENSED PRODUCT and/or LICENSED PROCESS that is a [***].
1.4	“AGREEMENT” shall mean this Exclusive Patent License Agreement between COMPANY and M.I.T.
1.5	“CHANGE IN OWNERSHIP” shall mean the occurrence of any of the following events:

(a) the closing of a merger or consolidation in which:

(i) the COMPANY is a constituent party or

(ii) an AFFILIATE of the COMPANY is a constituent party and the COMPANY issues shares of its capital stock pursuant to such merger or consolidation, except any such merger or consolidation involving the COMPANY or an AFFILIATE in which the shares of capital stock of the Company outstanding on a FULLY DILUTED BASIS immediately prior to such merger or consolidation continue to represent, or are converted into or exchanged for shares of capital stock that represent, immediately following such merger or consolidation on a FULLY DILUTED BASIS, at least a majority, by voting power, of the capital stock of (1) the surviving or resulting corporation or (2) if the surviving or resulting corporation is a wholly owned subsidiary of another corporation immediately following such merger or consolidation, the parent corporation of such surviving or resulting corporation; or

(b) the sale, lease, transfer, exclusive license or other disposition, in a single transaction or series of related transactions, by the COMPANY or any subsidiary of the COMPANY of all or substantially all the assets of the COMPANY and its subsidiaries taken as a whole, or the sale or disposition (whether by merger or otherwise) of one or more subsidiaries of the COMPANY if substantially all of the assets of the COMPANY and its subsidiaries taken as a whole are held by such subsidiary or subsidiaries, except where such sale, lease, transfer, exclusive license or other disposition is to a wholly owned subsidiary of the COMPANY, it being understood and agreed that the sublicense of any LICENSED PRODUCT shall not itself be a CHANGE IN OWNERSHIP if at the time of such sublicense the COMPANY retains other LICENSED PRODUCTS that it is actively and diligently developing and/or commercializing as a FULLY FUNDED PROJECT; or

(c) a transaction or series of related transactions in which a person or entity, or a group of related persons or entities, in each case, that are not stockholders of the COMPANY (or persons or entities related to stockholders of the COMPANY) immediately prior to such transaction or series of related transactions, acquires from stockholders of the COMPANY beneficial ownership of shares representing more than fifty percent (50%) of the outstanding voting power of the COMPANY, but excluding any such transaction or series of related transactions effected primarily for the purpose of providing financing to the COMPANY.

1.6	“DETERMINED VALUE” shall mean [***]. DETERMINED VALUE shall be calculated by [***].
1.7	“DEVELOPING COUNTRY” shall mean, within the TERRITORY, the countries designated by [***], as such list may change from time to time, or any subsequent list that may be mutually agreed to by M.I.T. and COMPANY.
1.8	“DEVELOPMENT CANDIDATE” shall mean [***].

1.9	“DIAGNOSTIC FIELD” shall mean any and all diagnostic applications for humans and veterinary use, including companion diagnostics and imaging for diagnostic applications.
1.10	“DISTRIBUTOR” shall mean a third party distributor or agent that is not a SUBLICENSEE that COMPANY, an AFFILIATE or a SUBLICENSEE utilize for purposes of LICENSED PRODUCT or LICENSED PROCESS or IDENTIFIED PRODUCT distribution in a particular country(ies). A DISTRIBUTOR places orders for LICENSED PRODUCTS or LICENSED PROCESSES or IDENTIFIED PRODUCTS from COMPANY or its AFFILIATES or SUBLICENSEE for distribution to customers in the applicable country(ies); a DISTRIBUTOR does not itself hold rights to make, have made, use, sell, lease, or import LICENSED PRODUCTS or LICENSED PROCESSES or IDENTIFIED PRODUCTS, but may hold the right to resell the units of such LICENSED PRODUCTS or LICENSED PROCESSES or IDENTIFIED PRODUCTS it acquires from COMPANY, an AFFILIATE or a SUBLICENSEE to customers in the applicable country(ies).
1.11	“EXCLUSIVE PERIOD” shall mean the period of time set forth in Section 2.2.
1.12	“FIELD” shall mean both the THERAPEUTIC and DIAGNOSTIC FIELDS.
1.13	“FIRST AGREEMENT” shall mean the Exclusive Patent License Agreement between the COMPANY and M.I.T. having an effective date of July 6, 2012.
1.14	“FULLY-FUNDED PROJECT” shall mean a development project for a specific LICENSED PRODUCT or LICENSED PROCESS at a level of funding no less than [***] Dollars ($[***]) for the first [***] years of the project and [***] Dollars ($[***]) per year thereafter, ending upon [***].
1.15	“IDENTIFIED PRODUCT” shall mean any product that in whole or in part, could not be identified, selected or determined to have biological activity or utility, but for the use or modification of LICENSED PRODUCTS and/or LICENSED PROCESSES. For any IDENTIFIED PRODUCT that also falls within the definition of LICENSED PRODUCT, then such IDENTIFIED PRODUCT shall be deemed a LICENSED PRODUCT for the purposes of the AGREEMENT. An IDENTIFIED PRODUCT will be deemed to be a “modification” of a LICENSED PRODUCT and/or LICENSED PROCESS if it (i) is the result of a chemical modification made to a LICENSED PRODUCT, (ii) is otherwise derived from a chemical synthesis program based upon a LICENSED PRODUCT, or (iii) is based on proprietary structure-function data obtained from a LICENSED PRODUCT and/or LICENSED PROCESS. A product, however, will not be an IDENTIFIED PRODUCT if (i) it is already contained in the chemical library maintained by the COMPANY or by a particular SUBLICENSEE (solely with respect to such SUBLICENSEE) or (ii) merely because the product is, in theory, a synthetically accessible compound from a LICENSED PRODUCT; rather than a product that results from a series of synthetic steps that are actually undertaken by COMPANY or a SUBLICENSEE utilizing a LICENSED PRODUCT or LICENSED PROCESS. Notwithstanding the foregoing, any IDENTIFIED PRODUCT that also falls within the definition of LICENSED PRODUCT shall still be deemed a LICENSED PRODUCT for the purposes of the AGREEMENT and COMPANY shall make all payments due for a LICENSED PRODUCT.

1.16	“[***] PRODUCT” shall mean a LICENSED PRODUCT and/or LICENSED PROCESS that comprises:
a.	[***]; and
b.	[***]; and/or
c.	[***];

where (a), (b), and/or (c) are administered in combination as a single therapy.

1.17	“LICENSED PRODUCT” shall mean any product that, in whole or in part:

(a) absent the license granted hereunder, would infringe one or more claims of the PATENT RIGHTS; or

(b) is manufactured by using a LICENSED PROCESS or that, when used, practices a LICENSED PROCESS.

1.18	“LICENSED PROCESS” shall mean any process that, absent the license granted hereunder, would infringe one or more claims of the PATENT RIGHTS or which uses a LICENSED PRODUCT.
1.19	“LICENSED SERVICE” shall mean any provision of services to a third party using LICENSED PRODUCTS and/or LICENSED PROCESSES or practice of the PATENT RIGHTS on behalf of a third party, including without limitation research, discovery, development and/or testing activities in the FIELD using LICENSED PRODUCTS and/or LICENSED PROCESSES.
1.20	“[***] PRODUCT” shall have the meaning ascribed under the FIRST AGREEMENT.
1.21	“NET SALES” shall mean the gross amount billed by COMPANY and its AFFILIATES and SUBLICENSEES to any DISTRIBUTOR or end user for LICENSED PRODUCTS and/or LICENSED PROCESSES and/or IDENTIFIED PRODUCTS, less the following:

(i) customary trade, quantity, or cash discounts to the extent actually allowed and taken;

(ii) amounts repaid or credited by reason of rejection or return;

(iii) to the extent separately stated on purchase orders, invoices, or other documents of sale, any taxes or other governmental charges levied on the production, sale, transportation, delivery, or use of a LICENSED PRODUCT or LICENSED PROCESS or IDENTIFIED PRODUCTS which is paid by or on behalf of COMPANY;

(iv) outbound transportation costs prepaid or allowed and costs of insurance in transit; and

(v) rebates, discounts or other payments required by law to be made under governmental medical assistance programs, to the extent actually allowed and taken.

No deductions shall be made for commissions paid to individuals whether they be with independent sales agencies or regularly employed by COMPANY and on its payroll, or for cost of collections. NET SALES shall occur on the date of billing for a LICENSED PRODUCT or LICENSED PROCESS or IDENTIFIED PRODUCTS. If a LICENSED PRODUCT or a LICENSED PROCESS or a IDENTIFIED PRODUCT is distributed at a discounted price that is substantially lower than the customary price charged by COMPANY, or distributed for non-cash consideration (whether or not at a discount), NET SALES shall be calculated based on the non-discounted amount of the LICENSED PRODUCT or LICENSED PROCESS charged to an independent third party during the same REPORTING PERIOD or, in the absence of such sales, on the fair market value of the LICENSED PRODUCT or LICENSED PROCESS or IDENTIFIED PRODUCT.

For clarification, NET SALES shall be based upon the final sale price of the entire LICENSED PRODUCT or LICENSED PROCESS or IDENTIFIED PRODUCTS, without reduction or allocation by component or technology, whether sold by COMPANY, its AFFILIATES, and/or SUBLICENSEES. No combination product discounts are allowed with respect to LICENSED PRODUCTS, LICENSED PROCESSES or IDENTIFIED PRODUCTS. NET SALES will be calculated only once with respect to each LICENSED PRODUCT or LICENSED PROCESS or IDENTIFIED PRODUCT sold by COMPANY, any AFFILIATE and/or any SUBLICENSEE to any DISTRIBUTOR or end user, even if such LICENSED PRODUCT or LICENSED PROCESS or IDENTIFIED PRODUCT is sold more than once in the course of its transfer to the ultimate end-user. The foregoing notwithstanding, the transfer or sale of LICENSED PRODUCTS or LICENSED PROCESSES or IDENTIFIED PRODUCT between COMPANY and an AFFILIATE and/or SUBLICENSEE, e.g., in a manufacturing or supply arrangement, shall not be included in NET SALES, unless such transfer or sale is a final purchase by COMPANY, AFFILIATE or SUBLICENSEE, without the intent to further sell, transfer or distribute to a third party.

Non-monetary consideration shall not be accepted by COMPANY, any AFFILIATE, or any SUBLICENSEE for any LICENSED PRODUCTS or LICENSED PROCESSES or IDENTIFIED PRODUCTS without the prior written consent of M.I.T. In the event that non-monetary consideration is received for LICENSED PRODUCTS or LICENSED PROCESSES or IDENTIFIED PRODUCTS, NET SALES shall be calculated based on the fair market value of such non-monetary consideration (including all elements of such consideration), as determined by the parties in good faith.

1.22	“OTHER COUNTRIES” shall mean any country in the TERRITORY other than DEVELOPING COUNTRIES.
1.23	“OTHER PRODUCT” shall have the meaning ascribed under the FIRST AGREEMENT.
1.24	“PATENT CHALLENGE” shall mean a challenge to the validity, patentability, enforceability and/or non-infringement of any of the PATENT RIGHTS (as defined below) or otherwise opposing any of the PATENT RIGHTS.
1.25	“PATENT RIGHTS” shall mean:

(a) the United States and international patents listed on Appendix A;

(b) the United States and international patent applications and/or provisional applications listed on Appendix A and the resulting patents;

(c) any patent applications resulting from the provisional applications listed on Appendix A, and any divisionals, continuations, continuation-in-part applications, and continued prosecution applications (and their relevant international equivalents) of the patent applications listed on Appendix A and of such patent applications that result from the provisional applications listed on Appendix A, in the case of each of the foregoing to the extent the claims are directed to subject matter specifically described in the patent applications listed on Appendix A, and the resulting patents;

(d) any patents resulting from reissues, reexaminations, or extensions (and their relevant international equivalents) of the patents described in (a), (b), and (c) above; and

(e) international (non-United States) patent applications and provisional applications filed after the EFFECTIVE DATE and the relevant international equivalents to divisionals, continuations, continuation-in-part applications and continued prosecution applications of the patent applications, in the case of each of the foregoing to the extent the claims are directed to subject matter specifically described in the patents or patent applications referred to in (a), (b), (c), and (d) above, and the resulting patents.

1.26	“REGULATORY APPLICATION” shall mean an investigational new drug application (IND), investigational device exemption (IDE), new drug application (NDA), biologics license application (BLA), premarket approval application (PMA), or 510(k) pre-market notification filing (510(k)) or another regulatory filing submitted to FDA related to a product or an analogous foreign filing.
1.27	“REGULATORY AUTHORITY” shall mean any applicable United States or international government regulatory authority involved in granting approvals for the manufacturing, marketing, reimbursement or pricing of a LICENSED PRODUCT in the TERRITORY.
1.28	“REGULATORY VOUCHER” shall mean a voucher or right granted by the FDA, EMEA, or other REGULATORY AUTHORITY that allows for priority review of a potential product that is issued or granted to a sponsor of a neglected disease product application when a product to treat a neglected disease is approved by such a regulatory agency. By example, without limitation, the FDA tropical disease priority review voucher is a REGULATORY VOUCHER.
1.29	“REPORTING PERIOD” shall begin on the first day of each calendar quarter and end on the last day of such calendar quarter.
1.30	“RESEARCH SUPPORT PAYMENTS” shall mean payments to COMPANY or an AFFILIATE from a SUBLICENSEE for the purposes of funding the costs of bona fide research and development of LICENSED PRODUCTS, LICENSED PROCESSES or IDENTIFIED PRODUCTS and that are expressly intended only to fund or pay for: (i)[***], (ii) [***].
1.31	“SERVICE INCOME” shall mean (i) the gross amount billed by COMPANY and its AFFILIATES and SUBLICENSEES for LICENSED SERVICES, including without limitation the performance of LICENSED PROCESSES, and/or (ii) any payments received by COMPANY and its AFFILIATES and SUBLICENSEES, including without limitation upfront or periodic fees, milestone payments and other payments, in consideration of the provision of LICENSED SERVICES.

No deductions shall be made for commissions paid to individuals whether they be with independent sales agencies or regularly employed by COMPANY and on its payroll, or for cost of collections. For the purposes of clause (i), SERVICE INCOME shall occur on the earlier of the date COMPANY receives payment or 60 days after the date of billing for LICENSED SERVICES. If LICENSED SERVICES are performed or provided at a discounted price that is substantially lower than the customary price charged by COMPANY, or distributed for non-cash consideration (whether or not at a discount), SERVICE INCOME shall be calculated based on the non-discounted amount of the LICENSED SERVICES charged to an independent third party during the same REPORTING PERIOD or, in the absence of such sales, on the fair market value of the LICENSED SERVICES.

Non-monetary consideration shall not be accepted by COMPANY or its AFFILIATES or SUBLICENSEES for any LICENSED SERVICES without the prior written consent of M.I.T. In the event that non-monetary consideration is received for LICENSED SERVICES, SERVICE INCOME shall be calculated based on the fair market value of such non-monetary consideration (including all elements of such consideration), as determined by the parties in good faith.

1.32	“SPONSOR” shall mean in accordance with the definition in 21 CFR 312.3, an organization or individual who assumes legal responsibility for supervising or overseeing Clinical Trials with the PATENT RIGHTS.
1.33	“SUBLICENSE” shall mean (i) any right granted, license given or agreement entered into by COMPANY to or with another person or entity, under or with respect to or permitting any use of the PATENT RIGHTS or otherwise granting rights to such person or entity under the rights granted COMPANY under Section 2.1, (ii) any option or other right granted by COMPANY to any other person or entity to negotiate for or receive any of the rights described under clause (i), or (iii) any standstill or similar obligation undertaken by COMPANY toward another person or entity not to grant any of the rights described in clause (i) or (ii) to any third party, in each case regardless of whether such grant of rights, license given or agreement entered into is referred to or is described as a sublicense.

1.34	“SUBLICENSE INCOME” shall mean (a) any payments that COMPANY receives from a SUBLICENSEE in consideration of a SUBLICENSE, including without limitation license fees, milestone and bonus payments (including without limitation milestone payments related to LICENSED PRODUCTS, LICENSED PROCESSES and/or IDENTIFIED PRODUCTS), license maintenance fees, and other payments, but specifically excluding (i) royalties on NET SALES, (ii) RESEARCH SUPPORT PAYMENTS, and (iii) payments made as consideration for the issuance of equity or debt securities of COMPANY at fair market value (excluding amounts in excess of the fair market value of such securities), and (b) DETERMINED VALUE from the auction of REGULATORY VOUCHERS by or on behalf of COMPANY, AFFILIATES, and/or SUBLICENSEES.
1.35	“SUBLICENSEE” shall mean any non-AFFILIATE recipient of a SUBLICENSE as defined under this AGREEMENT. For clarity, a
1.36	“TERM” shall mean the term of the AGREEMENT, which shall commence on the EFFECTIVE DATE and shall remain in effect until the expiration or abandonment of all issued patents and filed patent applications within the PATENT RIGHTS, unless earlier terminated in accordance with the provisions of the AGREEMENT.
1.37	“TERRITORY” shall mean worldwide.
1.38	“THERAPEUTIC FIELD” shall mean treatment of diseases, disorders, and/or conditions in humans and animals.
1.39	“THIRD PARTY” shall mean any person or entity other than M.I.T. or COMPANY or their respective AFFILIATES.
1.40	“VALID CLAIM” shall mean (a) a claim of an issued and unexpired patent within the PATENT RIGHTS, which claim has not been revoked or found to be unpatentable, invalid or unenforceable by an unreversed and unappealable decision of a court or other governmental agency of competent jurisdiction; or (b) on an application by application basis, a claim set forth in an application within the PATENT RIGHTS that has been filed in good faith and that (i) has not been under examination for more than ten (10) years without the issuance of a Notice of Allowance with respect to such claim; or (ii) has not been abandoned or finally rejected in a decision that is unappealable or unappealed within the time allowed for appeal (provided that if a claim receives an issuance of a Notice of Allowance after such 10-year period then such claim shall again become a VALID CLAIM; and provided further that if the issuance and/or publication fees specified in the Notice of Allowance within the statutory time period are not paid and a patent does not issue then the applicable claim shall not be a VALID CLAIM). In the event that a claim is the subject of an interference or protest, the time that elapses during the pendency of interference or protest shall not count against the 10-year period above, and such claim shall be considered a VALID CLAIM even though it will be under examination for more than 10 years. The invalidity of a particular claim in one or more countries shall not invalidate such claim in the remaining countries of the TERRITORY.

2. Grant of Rights.

2.1	License Grants.

(a) Subject to the terms of the AGREEMENT, M.I.T. hereby grants to COMPANY and its AFFILIATES for the TERM a royalty-bearing license under the PATENT RIGHTS to (i) develop, make, have made, use, sell, offer to sell, lease, and import LICENSED PRODUCTS in the FIELD in the TERRITORY, and (ii) develop and perform LICENSED PROCESSES in the FIELD in the TERRITORY solely to the extent necessary to develop, make, have made, use, sell, offer to sell, lease, and import LICENSED PRODUCTS.

(b) COMPANY and its AFFILIATES shall have the right to use the PATENT RIGHTS, LICENSED PRODUCTS, or LICENSED PROCESSES to develop and perform LICENSED SERVICES in the FIELD in the TERRITORY.

2.2	Exclusivity. Subject to Sections 2.4, 2.5, and 2.8, M.I.T. agrees that they shall not grant any other license under the PATENT RIGHTS to make, have made, use, sell, lease and import LICENSED PRODUCTS in the FIELD in the TERRITORY or to develop and perform LICENSED PROCESSES in the FIELD in the TERRITORY solely to the extent necessary to develop, make, have made, use, sell, offer to sell, lease, and import LICENSED PRODUCTS during the TERM (the “EXCLUSIVE PERIOD”), unless sooner terminated as provided in the AGREEMENT.

2.3	Sublicenses.

(a) COMPANY shall have the right to grant sublicenses of its rights under Section 2.1 only during the EXCLUSIVE PERIOD.

Each SUBLICENSEE must be subject to a written agreement that contains obligations, terms and conditions in favor of [***] or the [***], as applicable, that are substantially similar to those undertaken hereunder by COMPANY in favor of [***] or the [***], including, without limitation, the obligations, terms and conditions regarding indemnification, insurance and [***]’s third party beneficiary status.

COMPANY shall incorporate terms and conditions into its SUBLICENSE agreements sufficient to enable COMPANY to comply with this AGREEMENT. COMPANY shall also include provisions in all SUBLICENSE agreements to provide that in the event a SUBLICENSEE brings a PATENT CHALLENGE against M.I.T. or assists another party in bringing a PATENT CHALLENGE against M.I.T. (except as required under a court order or subpoena) then COMPANY may terminate the SUBLICENSE. COMPANY shall promptly furnish M.I.T. with a fully signed photocopy of any SUBLICENSE agreement. Such SUBLICENSEs may extend past the expiration date of the EXCLUSIVE PERIOD, but any exclusivity of such SUBLICENSE shall expire upon the expiration of the EXCLUSIVE PERIOD.

(b) Survival of Sublicense Agreements. M.I.T. agrees that upon termination of the AGREEMENT for any reason, and at the written request of any SUBLICENSEE, M.I.T. will assume COMPANY’S duties and obligations solely to permit such SUBLICENSEE to exercise any rights to PATENT RIGHTS that are sublicensed under such SUBLICENSE agreement in a manner consistent with the terms of the AGREEMENT, effective as of the termination date of the AGREEMENT, provided that:

(i) such SUBLICENSEE is not in default of its SUBLICENSE agreement with COMPANY at the date of such termination;

(ii) such SUBLICENSEE agrees in writing to M.I.T. within [***] of the termination date of the AGREEMENT to be bound to M.I.T., at M.I.T.’s sole discretion, for either: (1) payment of any and all payments due to M.I.T. from COMPANY under the AGREEMENT, including but not limited to payment of license maintenance fees (Section 4.1(b)), payment of applicable milestone payments (Section 4.1(c)), payment of applicable running royalties (Section 4.1(d)), payment of SERVICE INCOME (Section 4.1(e)), and payment of SUBLICENSE INCOME (Section 4.1(f) including but not limited to DETERMINED VALUE from the auction of REGULATORY VOUCHERS specified in the AGREEMENT, or (2) payment of any and all payments due (a) to COMPANY under such SUBLICENSE and (b) payment of SUBLICENSE INCOME (Section 4.1(f) solely as it applies to DETERMINED VALUE from the auction of REGULATORY VOUCHERS specified in the AGREEMENT;

(iii) M.I.T. shall not assume any obligation of COMPANY to such SUBLICENSEE pursuant to any representation, warranty or indemnification provision;

(iv) M.I.T. shall not assume any obligation of COMPANY to such SUBLICENSEE related to research, product development, manufacture or any other function needed to bring a LICENSED PRODUCT, LICENSED PROCESS, LICENSED SERVICE, or INDENTIFIED PRODUCT to market.

(v) notwithstanding anything to the contrary in the SUBLICENSE agreement with COMPANY, such SUBLICENSEE agrees in writing to M.I.T. within [***] of the termination date of the AGREEMENT to be bound to M.I.T. by the terms and conditions of the following provisions of the AGREEMENT:

Section 2.4 (Mandatory Sublicensing)

Section 2.5 (Access to LICENSED PRODUCTS in DEVELOPING COUNTRIES)

Section 2.6 (REGULATORY VOUCHERS)

Section 2.7 (Retained Rights)

Article 3 (COMPANY Diligence Obligations), only insofar as the sections thereunder may apply to the rights granted under such SUBLICENSE agreement.

Section 4.1(h) (Consequences of a PATENT CHALLENGE)

Article 5 (Reports and Records)

Section 6.2 (Payment of Expenses)

Article 8 (Indemnification and Insurance)

Article 9 (No Representations or Warranties)

Article 11 (General Compliance with Laws)

Section 12.2 (Cessation of Business)

Section 12.3 (Termination for Default)

Section 12.4 (Termination as a consequence of a PATENT CHALLENGE)

Section 12.6 (Effect of Termination)

Article 13 (Dispute Resolution)

Section 14.1 (Notices)

Section 14.2 (Governing Law and Jurisdiction)

Section 14.8 ([***])

2.4	Mandatory Sublicensing.

(a) Beginning three years from the EFFECTIVE DATE, if M.I.T or COMPANY receives a bona fide request from a third party for a SUBLICENSE to the PATENT RIGHTS to develop, make, have made, use, sell, offer to sell, lease, and import a LICENSED PRODUCT or LICENSED PROCESS, which proposed product or process (“Proposed Product”) is not directly competitive with any LICENSED PRODUCT or LICENSED PROCESS then offered for sale or in bona fide development as evidenced by more than two (2) FTE’s working on it over the previous twelve (12) months, by COMPANY (or any AFFILIATE or SUBLICENSEE or a contract research organization), then COMPANY shall enter into good faith negotiations toward granting at least a nonexclusive SUBLICENSE to such third party for such third party’s Proposed Product. As an alternative to negotiating a SUBLICENSE to a third party, COMPANY (or one of its AFFILIATES or SUBLICENSEES) may submit to M.I.T., within three (3) months after such third party’s request for a SUBLICENSE, a plan for prompt and diligent development of the Proposed Product, including a commitment to commercially reasonable development milestones. If M.I.T. approves this plan, such approval not to be unreasonably withheld, no third-party SUBLICENSE shall be required for each such Proposed Product pursuant to this Section 2.4(a), and Section 2.4(b) below shall not apply.

(b) If COMPANY has not granted a SUBLICENSE to the third party under Section 2.4(a) above, within six (6) months after receiving the request in writing, and if M.I.T. has not granted COMPANY a waiver of this requirement as provided for in 2.4(a) above, M.I.T. shall have the right to grant a license (with the right to SUBLICENSE) to the third party for the Proposed Product. The six-month period during which COMPANY may grant a SUBLICENSE, prior to M.I.T. assuming such right, shall be extended an additional three (3) months if, at the end of the initial six month period, both COMPANY and the prospective third-party SUBLICENSEE assert to M.I.T. that they are engaged in good faith negotiations toward the completion of a SUBLICENSE agreement. Should M.I.T. grant a license under this Section 2.4(b), COMPANY shall also have the right to develop a LICENSED PRODUCT that is a Proposed Product being developed by such a third party under such a license described in this Section 2.4(b).

(c) Notwithstanding the foregoing, if the TERRITORY includes the United States of America, M.I.T. reserves the right (in accordance with 37 CFR 404.7(a)(2)(ii)) to require the COMPANY to grant SUBLICENSEs to responsible applicants, on reasonable terms, when necessary to fulfill health or safety needs.

2.5	Access to LICENSED PRODUCTS in DEVELOPING COUNTRIES.

(a) If M.I.T. or COMPANY or an AFFILIATE receives a bona fide request from a capable third party for a license under the PATENT RIGHTS to develop and commercialize a LICENSED PRODUCT at reasonably affordable prices in one or more specific DEVELOPING COUNTRIES in which the applicable LICENSED PRODUCT is not then being sold (including without limitation sold in sufficient volume to meet market demand in such country(ies) at reasonably affordable prices by COMPANY or an AFFILIATE or SUBLICENSEE in such DEVELOPING COUNTRY(IES)), then the party receiving such inquiry shall promptly notify the other party in writing within [***] after receipt of such inquiry (a “Developing Countries Inquiry Notice”), setting forth the type of LICENSED PRODUCT desired, the specific DEVELOPING COUNTRY(IES) desired, the name and contact information of the third party, and any other pertinent information.

(b) Within [***] after the date of a Developing Countries Inquiry Notice, COMPANY (or an AFFILIATE or SUBLICENSEE, as applicable) shall either:

(i) in the event that such LICENSED PRODUCT has been approved for commercial sale in such DEVELOPING COUNTRY(IES), then COMPANY or an AFFILIATE or SUBLICENSEE shall begin and continue to sell such product in such DEVELOPING COUNTRY(IES) at reasonably affordable prices in sufficient volume to meet market demand in such country(ies);

(ii) in the event that such LICENSED PRODUCT has not been approved for commercial sale in such DEVELOPING COUNTRY(IES), but has been approved for commercial sale in other jurisdictions, then COMPANY shall commit to M.I.T., in writing with mutually agreed upon timelines (such timelines to be enforceable under the AGREEMENT), that it or an AFFILIATE or SUBLICENSEE will (A) promptly apply for approval for commercial sale of such LICENSED PRODUCT in such DEVELOPING COUNTRY(IES), and (B) promptly after receiving approval, begin and continue to sell such LICENSED PRODUCT in such DEVELOPING COUNTRY(IES) at reasonably affordable prices in sufficient volume to meet market demand in such country(ies);

(iii) in the event that such LICENSED PRODUCT has not been approved for commercial sale in any jurisdiction, then COMPANY or an AFFILIATE or SUBLICENSEE shall: (A) begin or continue a FULLY FUNDED PROJECT to develop such LICENSED PRODUCT; (B) provide M.I.T. with a business plan, containing mutually agreed upon diligence milestones (such milestones to be enforceable under the AGREEMENT) for the commercial development of such LICENSED PRODUCT, including development for DEVELOPING COUNTRIES; and (C) in conjunction with such business plan, COMPANY shall commit to M.I.T. that it or an AFFILIATE or SUBLICENSEE shall: (I) promptly after completion of any requisite clinical trials, apply for approval for commercial sale of such LICENSED PRODUCT in such DEVELOPING COUNTRY(IES), and (II) promptly after receiving approval, begin and continue to sell such LICENSED PRODUCT in such DEVELOPING COUNTRY(IES) at reasonably affordable prices in sufficient volume to meet market demand in such country(ies); or

(iv) COMPANY or an AFFILIATE shall enter into a non-exclusive SUBLICENSE agreement containing commercially reasonable terms and conditions with such third party for the requested LICENSED PRODUCT in the requested DEVELOPING COUNTRY(IES).

(c) If COMPANY (or an AFFILIATE or SUBLICENSEE, as applicable) does not satisfy the conditions of one of Sections 2.5(b)(i), (ii), (iii) or (iv) within [***] after the date of a Developing Countries Inquiry Notice, and M.I.T., at its sole reasonable discretion, determines that a SUBLICENSE to such third party is reasonable under the totality of the circumstances (taking into account the development efforts of COMPANY, AFFILIATES and SUBLICENSEES to make LICENSED PRODUCTS available in DEVELOPING COUNTRIES), then M.I.T shall have the right to grant a non-exclusive license under the PATENT RIGHTS to such third party for such purposes, and shall notify COMPANY prior to or upon granting any such non-exclusive license. For clarity, any license granted by M.I.T. under this Section 2.5(c) shall be solely for the purpose of bringing LICENSED PRODUCTS to market in the applicable DEVELOPING COUNTRIES in a manner that makes such products reasonably available there at reasonably affordable prices, and shall expressly exclude the right of the third party licensee to export or sell, directly or indirectly, such LICENSED PRODUCTS from such DEVELOPING COUNTRIES into other markets or jurisdictions. Notwithstanding the foregoing, any such license granted by M.I.T. under this Section 2.5(c) shall allow the third party licensee to export or sell LICENSED PRODUCTS from a DEVELOPING COUNTRY(IES) into any other DEVELOPING COUNTRY(IES) during any period of time in which an adequate supply of such LICENSED PRODUCTS is not reasonably available in such other DEVELOPING COUNTRY(IES) at reasonably affordable prices. For the avoidance of doubt, M.I.T.’s rights under this Section 2.5(c) are its sole and exclusive remedy for any failure by COMPANY to fulfill its obligations under Section 2.5(b).

2.6	REGULATORY VOUCHERS. If COMPANY, AFFILIATES, or SUBLICENSEES shall own or otherwise control a REGULATORY VOUCHER that is granted based on approval of a LICENSED PRODUCT and/or LICENSED PROCESS and/or IDENTIFIED PRODUCT, then COMPANY shall notify M.I.T. within Thirty (30) days of the granting of a REGULATORY VOUCHER to COMPANY or any of its AFFILIATES or SUBLICENSEES. Within one (1) year after the grant of each such REGULATORY VOUCHER, COMPANY, AFFILIATES, or SUBLICENSEES shall conclude an auction process to find the DETERMINED VALUE of the REGULATORY VOUCHER.

The auction will be conducted by a THIRD PARTY, selected by COMPANY, and agreed to by M.I.T. COMPANY, AFFILIATES, or SUBLICENSEES shall have the right to participate in the auction of a REGULATORY VOUCHER. The terms of this section shall survive the termination of the AGREEMENT as specified in Section 12.6(a).

2.7	Retained Rights.

(a) Research and Educational Use. M.I.T. retains the right on behalf of itself and all other non-profit research institutes to practice under the PATENT RIGHTS for research, teaching, and educational purposes.

(b) [***]. COMPANY acknowledges that the PATENT RIGHTS were developed, at least in part, by [***], and that [***] has a paid-up, nonexclusive, irrevocable license to use the PATENT RIGHTS for its research purposes, but with no right to assign or SUBLICENSE (the “ [***] License”). The AGREEMENT is explicitly made subject to the [***] License.

(c) During the TERM and upon request by M.I.T., COMPANY as the SPONSOR agrees to provide M.I.T. with access to REGULATORY AUTHORITY filings, REGULATORY AUTHORITY correspondence, and supporting information.

(d) In the event of termination of the AGREEMENT by M.I.T. under Section 12.3 or by COMPANY under Section 12.1, or in the event COMPANY ceases to commercially sell REGULATORY AUTHORITY-approved LICENSED PRODUCTS, COMPANY agrees to, upon M.I.T.’s request,

(i) provide M.I.T. with any communication to or from the REGULATORY AUTHORITY regarding the LICENSED PRODUCT;

(ii) transfer a right of reference and possession or ownership of REGULATORY APPLICATIONS, REGULATORY AUTHORITY correspondence and any supporting information to M.I.T.; and

(iii) inform the REGULATORY AUTHORITY via certified letter of the transfer of sponsorship or the REGULATORY APPLICATION under this Section 2.8(e).

2.8	No Additional Rights. Nothing in the AGREEMENT shall be construed to confer any rights upon COMPANY by implication, estoppel, or otherwise as to any technology or patent rights of M.I.T. or any other entity other than the PATENT RIGHTS, regardless of whether such technology or patent rights shall be dominant or subordinate to any PATENT RIGHTS.

3. COMPANY Diligence Obligations.

3.1	DILIGENCE REPORTING. COMPANY shall provide M.I.T. with annual reports as described under this Agreement Article 5.

In the event that M.I.T. determines that COMPANY (or an AFFILIATE or SUBLICENSEE) has failed to fulfill this obligation, then M.I.T. may treat such failure as a material breach in accordance with Section 12.3(b).

3.2	[***] PRODUCTS. COMPANY shall use commercially reasonable diligent efforts, or shall cause its AFFILIATES and/or SUBLICENSEES to use commercially reasonable diligent efforts, to develop [***] PRODUCTS and to introduce [***] PRODUCTS into the commercial market; and thereafter, COMPANY shall use commercially reasonable diligent efforts, or shall cause its AFFILIATES and SUBLICENSEES to use commercially reasonable diligent efforts to make [***] PRODUCTS reasonably available to the public. Specifically, COMPANY shall fulfill the following obligations:

(a) COMPANY shall raise at least [***] Dollars ($[***]) for the development of [***] PRODUCTS by [***] from the sale of COMPANY’s equity securities for its own account or through SUBLICENSE agreements or through grants to COMPANY.

(b) COMPANY shall raise at least an additional [***] Dollars ($[***]) for the development of [***] PRODUCTS by [***] from the sale of COMPANY’s equity securities for its own account or through SUBLICENSE agreements or through grants to COMPANY.

(c) COMPANY or AFFILIATES or SUBLICENSEES shall expend at least the amounts set forth below on research toward the development of [***] PRODUCTS in each calendar year and ending with the[***]PRODUCT:

2016	$	[***]
2017	$	[***]
2018	$	[***]
2019	$	[***]
2020	$	[***]
And [***] thereafter	$	[***]

(d) COMPANY or an AFFILIATE or a SUBLICENSEE shall [***] for an [***] PRODUCT by [***].

(e) COMPANY or an AFFILIATE or a SUBLICENSEE shall [***] for an [***]PRODUCT by [***].

(f) COMPANY or an AFFILIATE or a SUBLICENSEE shall [***] for an [***] PRODUCT by [***].

(g) COMPANY or an AFFILIATE or a SUBLICENSEE shall [***] for an [***] PRODUCT by [***].

(h) COMPANY or an AFFILIATE or a SUBLICENSEE shall [***] of an [***] PRODUCT by [***].

In the event that M.I.T. determines that COMPANY (or an AFFILIATE or SUBLICENSEE) has failed to fulfill any of its obligations under this Section 3.2, then M.I.T. may treat such failure as a material breach in accordance with Section 12.3(b). Furthermore, in the event COMPANY makes first commercial sale of a [***] PRODUCT and subsequently ceases to supply such [***] PRODUCT to the market to meet reasonable demand, M.I.T. may treat such action as a material breach in accordance with Section 12.3(b).

Notwithstanding the foregoing, in the event that COMPANY anticipates a failure to meet an obligation set forth in Section 3.2(d) – (h) will occur, COMPANY will promptly advise M.I.T. in writing, and representatives of each party will meet to review the reasons for anticipated failure (taking into account delays beyond the reasonable control of the COMPANY, including action, inaction or delay by the FDA or any comparable regulatory agency and adverse developments with respect to the safety or efficacy of product candidates) and discuss in good faith a potential revision to the diligence schedule. COMPANY and M.I.T. will enter into a written amendment to the AGREEMENT with respect to any mutually agreed upon change(s) to the relevant obligation(s). Moreover, if the COMPANY determines that basis of such failure cannot be overcome with a revision of the diligence schedule, then the COMPANY shall promptly notify M.I.T. of such determination and representatives of each party will meet to review the reasons for anticipated failure and the reasons for the COMPANY’s determination that it cannot be overcome by an adjustment in the schedule and M.IT. may treat such failure as a material breach in accordance with Section 12.3(b).

3.3	[***] PRODUCTS. COMPANY shall use commercially reasonable diligent efforts, or shall cause its AFFILIATES and/or SUBLICENSEES to use commercially reasonable diligent efforts, to develop [***] PRODUCTS and LICENSED PROCESSES and to introduce [***] PRODUCTS and LICENSED PROCESSES into the commercial market in the FIELD. Thereafter, COMPANY shall use commercially reasonable diligent efforts, or shall cause its AFFILIATES and SUBLICENSEES to use commercially reasonable diligent efforts to make [***] PRODUCTS and LICENSED PROCESSES reasonably available to the public. Specifically, COMPANY shall fulfill the following obligations:

(a) COMPANY shall raise at least [***] Dollars ($[***]) for the development of [***] PRODUCTS in the FIELD by [***] from the sale of COMPANY’s equity securities for its own account or through partnership agreements or through grants to COMPANY.

(b) COMPANY shall raise at least an additional [***] Dollars ($[***]) for the development of [***] PRODUCTS in the FIELD by [***] from the sale of Company’s equity securities for its own account or through SUBLICENSE agreements or through grants to COMPANY.

(c) COMPANY or AFFILIATES or SUBLICENSEES shall expend at least the amounts set forth below on research toward the development of [***] PRODUCTS in each calendar year and ending with the first commercial sale of an [***] PRODUCT:

2016	$	[***]
2017	$	[***]
2018	$	[***]
2019	$	[***]
2020	$	[***]
And [***] thereafter	$	[***]

(d) Within [***], COMPANY shall begin in vitro tests of an [***] PRODUCT using formulated [***] that are either patented or in the public domain.

(e) Prior to [***], COMPANY shall [***]at least [***] new [***] PRODUCT DEVELOPMENT CANDIDATE to[***]. Furthermore, prior to[***], COMPANY shall advance at least [***] additional new [***] PRODUCT DEVELOPMENT CANDIDATE to[***].

(f) COMPANY or an AFFILIATE or a SUBLICENSEE shall [***] for an [***] PRODUCT by [***].

(g) COMPANY or an AFFILIATE or a SUBLICENSEE shall [***] for an [***] PRODUCT by [***].

(h) COMPANY or AFFILIATES or SUBLICENSEES shall expend at least the amounts set forth below on research toward the development of [***] PRODUCTS in each calendar year and ending with [***]. Such amounts may be expended by COMPANY or AFFILIATES or SUBLICENSEES.

2016	$	[***]
2017	$	[***]
2018	$	[***]
2019	$	[***]
2020	$	[***]
And [***] thereafter	$	[***]

(k) COMPANY or an AFFILIATE or a SUBLICENSEE shall [***] for an [***] PRODUCT by [***].

(l) COMPANY or AFFILIATE or SUBLICENSEE shall [***] for an [***] PRODUCT by [***].

(m) COMPANY or AFFILIATE or SUBLICENSEE shall [***] of an [***] PRODUCT by [***]

In the event that M.I.T. determines that COMPANY (or an AFFILIATE or SUBLICENSEE) has failed to fulfill any of its obligations under this Section 3.3, then M.I.T. may treat such failure as a material breach in accordance with Section 12.3(b). Furthermore, in the event COMPANY makes first commercial sale of an [***] PRODUCT and subsequently ceases to supply such [***] PRODUCT to the market to meet reasonable demand, M.I.T. may treat such action as a material breach in accordance with Section 12.3(b).

Notwithstanding the foregoing, in the event that COMPANY anticipates a failure to meet an obligation set forth in Section 3.3(d) – (m) will occur, COMPANY will promptly advise M.I.T. in writing, and representatives of each party will meet to review the reasons for anticipated failure (taking into account delays beyond the reasonable control of the COMPANY, including action, inaction or delay by the FDA or any comparable regulatory agency) and discuss in good faith a potential revision to the diligence schedule. COMPANY and M.I.T. will enter into a written amendment to the AGREEMENT with respect to any mutually agreed upon change(s) to the relevant obligation.

3.4	Diligence Requirements for DEVELOPING COUNTRIES. M.I.T. and COMPANY agree that it is an important objective of both parties that LICENSED PRODUCTS be made available in DEVELOPING COUNTRIES on reasonable terms, both with respect to availability of sufficient quantities of LICENSED PRODUCTS and the cost thereof. COMPANY shall use commercially reasonable diligent efforts, or shall cause its AFFILIATES and SUBLICENSEES to use commercially reasonable diligent efforts to realize this objective. Specifically, COMPANY shall use reasonable efforts to either:

(a) Obtain the commitment of its SUBLICENSEES to use commercially reasonable diligent efforts to develop and commercialize LICENSED PRODUCTS in DEVELOPING COUNTRIES in a manner that is designed to enable availability and accessibility at reasonable cost; or

(b) retain rights to develop and commercialize LICENSED PRODUCTS in DEVELOPING COUNTRIES.

In the event COMPANY (or an AFFILIATE or SUBLICENSEE) has failed to fulfill any of its obligations under this Section 3.4, M.I.T. may treat such failure as a material breach in accordance with Section 12.3(b), provided that any termination under Section 12.3(b) for breach of obligations under this Section 3.4 shall be limited to COMPANY’s and its AFFILIATE’s licenses and rights under the PATENT RIGHTS for LICENSED PRODUCTS in those DEVELOPING COUNTRIES in which such failure has occurred. Furthermore, SUBLICENSEE’S SUBLICENSEs and rights under the PATENT RIGHTS for LICENSED PRODUCTS in those DEVELOPING COUNTRIES in which such failure has occurred shall also terminate. The termination of COMPANY’s and AFFILIATE’s licenses (and SUBLICENSEE’S SUBLICENSEs) and rights in such DEVELOPING COUNTRIES for LICENSED PRODUCTS will not affect the remaining terms of the AGREEMENT.

3.5	Diligence Requirements for the THERAPEUTIC and DIAGNOSTIC FIELDS. In recognition of COMPANY’s continuing growth and business plan development, COMPANY’s commitment to a thorough, vigorous and diligent program of exploiting the PATENT RIGHTS, and M.I.T.’s desire to have the PATENT RIGHTS developed and commercialized in all FIELDS granted hereunder, COMPANY and M.I.T. hereby agree to discuss and include additional diligence requirements directed specifically towards the development of LICENSED PRODUCTS or LICENSED PROCESSES in the THERAPEUTIC and DIAGNOSTIC FIELDS. Specifically, COMPANY, its AFFILIATE and/or SUBLICENSEES shall fulfill the following obligations:

(a) Within [***], COMPANY shall furnish M.I.T. with a written research and development plan describing [***]. After receipt of such report, but no later than [***], COMPANY and M.I.T. shall discuss and identify in good faith detailed diligence terms which relate specifically to the THERAPEUTIC and DIAGNOSTIC FIELDS, such terms to be added to this Agreement by AMENDMENT. COMPANY hereby acknowledges M.I.T.’s right and expectation that financial terms related to the DILIGENCE FIELD, specifically royalties and milestone payments, shall also be added by amendment to Article 4 of this Agreement at such time.

In the event that M.I.T. determines that COMPANY (or an AFFILIATE or SUBLICENSEE) has failed to fulfill any of its obligations under this Section 3.5, then M.I.T. may treat such failure as a material breach in accordance with Section 12.3(b) and may, as a sole remedy, elect to terminate the exclusivity of COMPANY’s rights in the THERAPEUTIC or DIAGNOSTIC FIELDS or adjust those fields as defined under this AGREEMENT.

4. Royalties and Payment Terms.

4.1	Consideration for Grant of Rights.

(a) License Issue Fee and Patent Cost Reimbursement. COMPANY shall deliver to M.I.T. on the EFFECTIVE DATE a license issue fee of [***] Dollars ($[***]), and, such amounts required as reimbursement in accordance with Section 6.3, relating to actual expenses incurred as of the EFFECTIVE DATE in connection with obtaining the PATENT RIGHTS. These payments are nonrefundable.

(b) License Maintenance Fees. COMPANY shall pay to M.I.T. the following license maintenance fees on the dates set forth below:

January 1, 2017	$	[***]
January 1, 2018	$	[***]
January 1, 2019	$	[***]
January 1, 2020	$	[***]
January 1, 2021	$	[***]
January 1, 2022	$	[***]
January 1, 2023 and [***] thereafter	$	[***]

This annual license maintenance fee is nonrefundable; however, the license maintenance fee may be credited to running royalties subsequently due on NET SALES earned during the same calendar year, if any. License maintenance fees paid in excess of running royalties due in such calendar year shall not be creditable to amounts due for future years.

(c) Milestone Payments.

(i) [***] PRODUCTS. COMPANY shall pay to M.I.T. certain amounts upon the first, second and third achievement by COMPANY, or its AFFILIATES or SUBLICENSEES, of certain Milestone Events as set forth in the tables below with respect to any [***] PRODUCT and its indications, provided that the [***] milestone shall only be paid for [***] PRODUCTS that would infringe (or, in the case of expired patents, would have infringed) one or more VALID CLAIMS of the PATENT RIGHTS:

[table follows]

Milestone Event (triggering Milestone Payments on [***] PRODUCTS)	First product/indication achievement, THERAPEUTIC FIELD		Second and third product/indication achievement, THERAPEUTIC FIELD.		First product/indication achievement, DIAGNOSTIC FIELD.		Second and third product/indication achievement, DIAGNOSTIC FIELD.
[***]	$	[***]	$	[***]	$	[***]	$	[***]
[***]	$	[***]	$	[***]	$	[***]	$	[***]
[***]	$	[***]	$	[***]	$	[***]	$	[***]
[***]	$	[***]	$	[***]	$	[***]	$	[***]
[***]	$	[***]	$	[***]	$	[***]	$	[***]

MOREOVER, in recognition of the value of the PATENT RIGHTS and the time it takes to bring LICENSED PRODUCTS and LICENSED PROCESSES to market, COMPANY agrees that, unless this AGREEMENT is terminated pursuant to Sections 12.1-12.4 hereunder, the obligation to pay each milestone payment as listed above shall survive the expiration of all PATENT RIGHTS.

(ii) [***] PRODUCTS. COMPANY shall pay to M.I.T. certain amounts upon the first, second and third achievement by COMPANY, or its AFFILIATES or SUBLICENSEES, of certain Milestone Events as set forth in the tables below with respect to any [***] PRODUCT and its indications, provided that the final [***] milestone due under this shall only be paid for [***] PRODUCTS that would infringe (or, in the case of expired patents, would have infringed) one or more VALID CLAIMS of the PATENT RIGHTS.

Milestone Event (triggering Milestone Payments on [***] PRODUCTS)	First product/indication achievement, THERAPEUTIC FIELD		Second and third product/indication achievement, THERAPEUTIC FIELD.		First product/indication achievement, DIAGNOSTIC FIELD.		Second and third product/indication achievement, DIAGNOSTIC FIELD.
[***]	$	[***]	$	[***]	$	[***]	$	[***]
[***]	$	[***]	$	[***]	$	[***]	$	[***]
[***]	$	[***]	$	[***]	$	[***]	$	[***]
[***]	$	[***]	$	[***]	$	[***]	$	[***]
[***]	$	[***]	$	[***]	$	[***]	$	[***]

MOREOVER, in recognition of the value of the PATENT RIGHTS and the time it takes to bring LICENSED PRODUCTS and LICENSED PROCESSES to market, COMPANY agrees that, unless this AGREEMENT is terminated pursuant to Sections 12.1-12.4 hereunder, the obligation to pay each milestone payment as listed above shall survive the expiration of all PATENT RIGHTS.

[remainder of this section intentionally left blank]

(iii) IDENTIFIED PRODUCTS. COMPANY shall pay to M.I.T. certain amounts upon achievement by COMPANY or its AFFILIATES or its SUBLICENSEES of certain milestone events with respect to anv IDENTIFIED PRODUCT.

Milestone	First product/indication achievement, ONCOLOGY FIELD.		First product/indication achievement, INFECTIOUS DISEASE FIELD
[***]	$	[***]	$	[***]
[***]	$	[***]	$	[***]
[***]	$	[***]	$	[***]
[***]	$	[***]	$	[***]

If COMPANY receives a payment constituting SUBLICENSE INCOME that is directly attributable to the occurrence of a Milestone Event or circumstance substantially equivalent to such Milestone Event and COMPANY has paid or is obligated to pay to M.I.T. its due share of such payment under Section 4.1(g) of this Agreement, such payment of SUBLICENSE INCOME shall be fully creditable against the Milestone Payment due to MIT under this Section 4.1(c) such that M.I.T. shall receive either the total value of its due share of SUBLICENSE INCOME only or it’s due share of the Milestone Payment only, whichever is greater, but not the sum of both amounts.

MOREOVER, in recognition of the value of the PATENT RIGHTS and the time it takes to bring IDENTIFIED PRODUCTS to market, COMPANY agrees that, unless this AGREEMENT is terminated pursuant to Sections 12.1-12.4 hereunder, the obligation to pay each milestone payment as listed above shall survive the expiration of all PATENT RIGHTS.

All amounts due under this Section are non-refundable and non-creditable. The Milestone Payments due under this Section shall be due to M.I.T. within [***] after achievement of each of the milestones.

(d) Running Royalties. Company shall pay to M.I.T. running royalties as follows. In each instance, Running royalties shall be payable for each REPORTING PERIOD and shall be due to M.I.T. within [***] of the end of each REPORTING PERIOD.

i. Running Royalties on LICENSED PRODUCTS.

1. OTHER COUNTRIES. COMPANY shall pay to M.I.T. a running royalty of [***] Percent ([***]%) of NET SALES of [***] PRODUCTS by COMPANY, AFFILIATES and SUBLICENSEES. In addition, COMPANY shall pay to M.I.T. a running royalty of [***] Percent ([***]%) of NET SALES of LICENSED PRODUCTS which are not [***] PRODUCTS, including without limitation [***] PRODUCTS, by COMPANY, AFFILIATES and SUBLICENSEES.

2. DEVELOPING COUNTRIES. With respect to final sales in DEVELOPING COUNTRIES, COMPANY shall pay to M.I.T. a running royalty of [***] Percent ([***]%) of NET SALES of LICENSED PRODUCTS and LICENSED PROCESSES by COMPANY, AFFILIATES and SUBLICENSEES in DEVELOPING COUNTRIES.

ii. Running Royalties on IDENTIFIED PRODUCTS.

1. OTHER COUNTRIES. COMPANY shall pay to M.I.T. a running royalty of [***] Percent ([***]%) of NET SALES of IDENTIFIED PRODUCTS by COMPANY, AFFILIATES and SUBLICENSEES in OTHER COUNTRIES.

Running royalties due under these Sections 4.1(d)(i)-(ii) shall only be paid for LICENSED PRODUCTS, including but not limited to IMMUNOTHERAPEUTIC PRODUCTS and [***] PRODUCTS, that would infringe one or more VALID CLAIMS of the PATENT RIGHTS.

Moreover, in recognition of the value of the PATENT RIGHTS, LICENSED PRODUCTS, and LICENSED PROCESSES in identifying IDENTIFIED PRODUCTS, and in the time it takes to bring IDENTIFIED PRODUCTS to market, COMPANY agrees to pay royalties under this Section 4.1(d)(iv) on each IDENTIFIED PRODUCT for [***] after first commercial sale of each IDENTIFIED PRODUCT. COMPANY agrees that, unless this AGREEMENT is terminated pursuant to Sections 12.1-12.4 hereunder, the obligation to pay running royalties on each IDENTIFIED PRODUCT shall survive expiration of the PATENT RIGHTS.

(e) Royalty Offset. After the Effective Date of this Agreement, COMPANY determines that it is required, in its reasonable judgment, to make royalty payments to one or more third parties in order to obtain a license for patented technology necessary to practice the PATENT RIGHTS, and COMPANY actually pays said third party royalties, COMPANY may offset a total of [***] percent ([***]%) of such third-party payments against any royalty payments that are due to M.I.T. in the same REPORTING PERIOD, provided, however, that in no event shall the royalty payments under Section 4.1(d), when aggregated with any other offsets and credits allowed under the AGREEMENT, be reduced below [***] ([***]%) of the running royalty for such a LICENSED PRODUCT in any REPORTING PERIOD, provided, further, that COMPANY also make best efforts to require such third party(ies) to offset its royalties as a result of royalties payable to M.I.T. for the PATENT RIGHTS by at least the same amount as M.I.T. has offset its royalties under this Section.

(f) Sharing of SERVICE INCOME. COMPANY shall pay to M.I.T. [***] percent ([***]%) of all SERVICE INCOME received by COMPANY and AFFILIATES and SUBLICENSEES. Amounts shall be payable for each REPORTING PERIOD in which COMPANY receives SERVICE INCOME and shall be due to M.I.T. within [***] of the end of each REPORTING PERIOD.

(g) Sharing of SUBLICENSE INCOME. COMPANY shall pay M.I.T. a total of [***] percent ([***]%) of all SUBLICENSE INCOME received by COMPANY or AFFILIATES, excluding running royalties on NET SALES of SUBLICENSEES. Such amount shall be payable for each REPORTING PERIOD and shall be due to M.I.T. within [***] of the end of each REPORTING PERIOD.

COMPANY agrees that the obligation to share the DETERMINED VALUE of a REGULATORY VOUCHER with M.I.T. shall survive termination of this AGREEMENT, consistent with Section 12.6 of this AGREEMENT.

In the event that COMPANY receives non-monetary consideration for any SUBLICENSE of the PATENT RIGHTS, SUBLICENSE INCOME shall be calculated based on the fair market value of such non-monetary consideration (including all elements of such consideration), as determined by the parties in good faith.

(h) Consequences of a PATENT CHALLENGE. In the event that (i) COMPANY or any of its AFFILIATES brings a PATENT CHALLENGE against M.I.T., or (ii) COMPANY or any of its AFFILIATES assists another party in bringing a PATENT CHALLENGE against M.I.T. (except as required under a court order or subpoena), and (iii) M.I.T. does not choose to exercise its rights to terminate the AGREEMENT pursuant to Section 12.4, then the running royalties due hereunder shall be doubled for the remainder of the term of the AGREEMENT. In the event that such a PATENT CHALLENGE is successful, COMPANY will have no right to recoup any royalties paid during the period of challenge. In the event that a PATENT CHALLENGE is unsuccessful, COMPANY shall reimburse M.I.T. for all reasonable legal fees and expenses incurred in its defense against the PATENT CHALLENGE.

(i) No Multiple Royalties. If the manufacture, use, lease, or sale of any LICENSED PRODUCT or the performance of any LICENSED PROCESS is covered by more than one of the PATENT RIGHTS, multiple royalties shall not be due.

4.2	Payments.

(a) Method of Payment. All payments under the AGREEMENT should be made payable to “Massachusetts Institute of Technology” and sent to the address identified in Section 14.1. Each payment should reference the AGREEMENT and identify the obligation under the AGREEMENT that the payment satisfies.

(b) Payments in U.S. Dollars. All payments due under the AGREEMENT shall be drawn on a United States bank and shall be payable in United States dollars. Conversion of foreign currency to U.S. dollars shall be made at the conversion rate existing in the United States (as reported by the Federal Reserve Bank of St. Louis) on the last working day of the calendar quarter of the applicable REPORTING PERIOD. Such payments shall be without deduction of exchange, collection, or other charges, and, specifically, without deduction of withholding or similar taxes or other government imposed fees or taxes, except as permitted in the definition of NET SALES.

(c) Late Payments. Any payments by COMPANY that are not paid on or before the date such payments are due under the AGREEMENT shall bear interest, to the extent permitted by law, at [***] the Prime Rate of interest as reported by the Federal Reserve Bank of St. Louis on the date payment is due.

5. Reports and Records.

5.1	Preliminary Research and Development Reports. Within [***], COMPANY shall submit to M.I.T. a written describing the research and development plan major tasks to be achieved in order to bring to market: (a) an [***] PRODUCT; and (b) an [***] PRODUCT; in each case specifying the number of staff and other resources to be devoted to such commercialization effort.
5.2	Ongoing Development Reports, Before First Commercial Sale. Within [***] of the end of each calendar year, 2016 inclusive, COMPANY shall deliver a report to M.I.T. detailing research and developments efforts of LICENSED PRODUCTS and LICENSED PROCESSES, referencing with specificity efforts in both DEVELOPING COUNTRIES and OTHER COUNTRIES for those programs contemplated under both this AGREEMENT and the FIRST AGREEMENT, including with specificity:

a. [***] PRODUCTS

b. IDENTIFIED PRODUCTS

c. [***] PRODUCTS

d. OTHER PRODUCTS; and

e. [***] PRODUCTS

The Parties hereby agree that COMPANY’s fulfillment of the reporting obligations written under this Section 5.2 shall necessarily fulfill those obligations written under Article 5 of the FIRST AGREEMENT. Accordingly, each report shall state with specificity that it is submitted in compliance with this Section 5.2, and that such submission also fulfills the reporting obligations required under the FRIST AGREEMENT. This obligation shall expire upon the first commercial sale for each category of product (a), (c), (and (e) but shall persist with respect to (b) and (d) through the TERM of this Agreement.

5.3	Upon First Commercial Sale of a LICENSED PRODUCT or IDENTIFIED PRODUCT or Commercial Performance of a LICENSED PROCESS or LICENSED SERVICE. COMPANY shall report to M.I.T. the date of first commercial sale of a LICENSED PRODUCT or IDENTIFIED PRODUCT, and the date of first commercial performance of a LICENSED PROCESS or LICENSED SERVICE within [***] of occurrence in each country, referencing with specificity whether such sale has occurred with respect to:

a. [***] PRODUCTS

b. IDENTIFIED PRODUCTS

c. [***] PRODUCTS

d. OTHER PRODUCTS; and

e. [***] PRODUCTS

The Parties hereby agree that COMPANY’s fulfillment of the reporting obligations written under this Section 5.3 shall necessarily fulfill those obligations written under Article 5 of the FIRST AGREEMENT. Accordingly, each report shall state with specificity that it is submitted in compliance with this Section 5.2, and that such submission also fulfills the reporting obligations required under the FIRST AGREEMENT.

5.4	After First Commercial Sale. After the first commercial sale of a LICENSED PRODUCT or IDENTIFIED PRODUCT or first commercial performance of a LICENSED PROCESS or LICENSED SERVICE, COMPANY shall deliver reports to M.I.T. within [***] of the end of each REPORTING PERIOD, containing information as specified in Section 5.5 concerning the immediately preceding REPORTING PERIOD, referencing with specificity how such information relates to the sale of:

a. [***] PRODUCTS

b. IDENTIFIED PRODUCTS

c. [***] PRODUCTS

d. OTHER PRODUCTS; and

e. [***] PRODUCTS

The Parties hereby agree that COMPANY’s fulfillment of the reporting obligations written under this Section 5.4 shall necessarily fulfill those obligations written under Article 5 of the FIRST AGREEMENT. Accordingly, each report shall state with specificity that it is submitted in compliance with this Section 5.2, and that such submission also fulfills the reporting obligations required under the FIRST AGREEMENT.

5.5	Content of Reports and Payments. Each report delivered by COMPANY to M.I.T. shall contain at least the following information for the immediately preceding REPORTING PERIOD:

(a) the number of LICENSED PRODUCTS and/or IDENTIFIED PRODUCTS sold, leased or distributed by COMPANY, its AFFILIATES and SUBLICENSEES to independent third parties in each country, and, if applicable, the number of LICENSED PRODUCTS and/or IDENTIFIED PRODUCTS used by COMPANY, its AFFILIATES and SUBLICENSEES in the provision of LICENSED SERVICES in each country;

(b) a description of LICENSED PROCESSES and/or LICENSED SERVICES performed by COMPANY, its AFFILIATES and SUBLICENSEES in each country as may be pertinent to a royalty accounting hereunder;

(c) the gross price charged by COMPANY, its AFFILIATES and SUBLICENSEES for each LICENSED PRODUCT and/or IDENTIFIED PRODUCT and, if applicable, the gross price charged for each LICENSED PRODUCT and/or IDENTIFIED PRODUCT used to provide LICENSED SERVICES in each country; and the gross price charged for each LICENSED PROCESS and/or LICENSED SERVICE performed by COMPANY, its AFFILIATES and SUBLICENSEES in each country;

(d) calculation of NET SALES for the applicable REPORTING PERIOD in each country, including a listing of applicable deductions;

(e) total royalty payable on NET SALES in U.S. dollars, together with the exchange rates used for conversion;

(f) the amount of SUBLICENSE INCOME received by COMPANY from each SUBLICENSEE and the amount due to M.I.T. from such SUBLICENSE INCOME, including an itemized breakdown of the sources of income comprising the SUBLICENSE INCOME; and

(g) the number of SUBLICENSES entered into for the PATENT RIGHTS, LICENSED PRODUCTS and/or LICENSED PROCESSES; and

(h) the amount of SERVICE INCOME received by COMPANY and the amount due to M.I.T. from such SERVICE INCOME, including an itemized breakdown of the sources of income comprising the SERVICE INCOME; and

(i) the number of agreements for LICENSED SERVICES entered into for the PATENT RIGHTS, LICENSED PRODUCTS and/or LICENSED PROCESSES.

(j) If no amounts are due to M.I.T. for any REPORTING PERIOD, the report shall so state.

The Parties hereby agree that COMPANY’s fulfillment of the reporting obligations written under this Section 5.5 shall necessarily fulfill those obligations written under Article 5 of the FIRST AGREEMENT provided that each report references with specificity each LICENSED PRODUCT sold by COMPANY. Accordingly, each report shall state with specificity that it is submitted in compliance with this Section 5.2, and that such submission also fulfills the reporting obligations required under the FRIST AGREEMENT.

5.6	Financial Statements. On or before the [***] following the close of COMPANY’s fiscal year, COMPANY shall provide M.I.T. with COMPANY’s financial statements for the preceding fiscal year including, at a minimum, a balance sheet and an income statement, certified by COMPANY’s treasurer or chief financial officer or by an independent auditor.
5.7	Records. COMPANY shall maintain, and shall cause its AFFILIATES and SUBLICENSEES to maintain, complete and accurate records relating to the rights and obligations under the AGREEMENT and any amounts payable to M.I.T. in relation to the AGREEMENT, which records shall contain sufficient information to permit M.I.T. to confirm the accuracy of any reports delivered to M.I.T. and compliance in other respects with the AGREEMENT. The relevant party shall retain such records for at least [***] following the end of the calendar year to which they pertain, during which time M.I.T., or M.I.T.’s appointed agents, shall have the right, at M.I.T.’s expense, to inspect such records during normal business hours to verify any reports and payments made or compliance in other respects under the AGREEMENT. In the event that any audit performed under this Section reveals an underpayment in excess of [***] percent ([***]%), COMPANY shall bear the full cost of such audit and shall remit any amounts due to M.I.T. within [***] of receiving notice thereof from M.I.T.

6. Patent Prosecution.

6.1	Responsibility for PATENT RIGHTS. M.I.T. shall prepare, file, prosecute, and maintain all of the PATENT RIGHTS using patent counsel selected by M.I.T. and reasonably acceptable to COMPANY. COMPANY shall have reasonable opportunities to advise M.I.T. on all prosecution matters and M.I.T. shall use reasonable efforts to solicit COMPANY’s advice and review of prosecution matters related to such PATENT RIGHTS in reasonable time prior to filing thereof, and shall consider in good faith COMPANY’s reasonable comments and suggestions related thereto. If necessary, COMPANY shall cooperate with M.I.T. in such filing, prosecution and maintenance.

6.2	Payment of Expenses. Payment of all fees and costs, including attorneys’ fees, relating to the filing, prosecution and maintenance of the PATENT RIGHTS shall be the responsibility of COMPANY, whether such amounts were incurred before or after the EFFECTIVE DATE. As of January 19, 2016, M.I.T. has incurred approximately $[***] for such patent-related fees and costs, which amount reflects payments already made by COMPANY to M.I.T. under the option agreement effective 4/15/2015 through 10/15/2015 and the option agreement effective 7/16/2012 through 7/16/2013. COMPANY shall reimburse all amounts due pursuant to this Section within[***]; late payments shall accrue interest pursuant to Section 4.2(c). In all instances, M.I.T. shall pay the fees prescribed for large entities to the United States Patent and Trademark Office.

7. Infringement.

7.1	Notification of Infringement. Each party agrees to provide written notice to the other party promptly after becoming aware of any infringement of the PATENT RIGHTS.
7.2	Right to Prosecute Infringements.

(a) COMPANY Right to Prosecute. So long as COMPANY remains the exclusive licensee of the PATENT RIGHTS in the FIELD in the TERRITORY, COMPANY, to the extent permitted by law, shall have the right, under its own control and at its own expense, to prosecute any third party infringement of the PATENT RIGHTS in the FIELD in the TERRITORY, subject to Sections 7.4 and 7.5. If required by law, M.I.T. shall permit any action under this Section to be brought in its name, including being joined as a party-plaintiff, provided that COMPANY shall hold M.I.T. harmless from, and indemnify M.I.T. against, any costs, expenses, or liability that M.I.T. incurs in connection with such action. COMPANY shall promptly provide M.I.T. with a copy of all material substantive documents which COMPANY files in such suit or receives from the adverse party or parties. Neither COMPANY nor its SUBLICENSEES shall attempt to compel the U.S. federal government to either initiate or join in any suit for patent infringement.

Prior to commencing any such action, COMPANY shall consult with M.I.T. and shall consider the views of M.I.T. regarding the advisability of the proposed action and its effect on other licensees of the PATENT RIGHTS and on the public interest, and the parties shall agree on the best course of action taking into account the foregoing factors. COMPANY shall not enter into any settlement, consent judgment, or other voluntary final disposition of any infringement action under this Section without the prior written consent of M.I.T.

(b) M.I.T. Right to Prosecute. In the event that COMPANY is unsuccessful in persuading the alleged infringer to desist or fails to have initiated an infringement action within a reasonable time after COMPANY first becomes aware of the basis for such action, M.I.T. shall have the right, at its sole discretion, to prosecute such infringement under its sole control and at its sole expense, and any recovery obtained shall belong to M.I.T.

7.3	Declaratory Judgment Actions. In the event that a PATENT CHALLENGE is brought against M.I.T. or COMPANY by a third party, M.I.T., at its option, shall have the right within [***] after commencement of such action to take over the sole defense of the action at its own expense. If M.I.T. does not exercise this right, COMPANY may take over the sole defense of the action at COMPANY’s sole expense, subject to Sections 7.4 and 7.5.
7.4	Offsets. COMPANY may offset a total of [***] percent ([***]%) of any expenses incurred under Sections 7.2 and 7.3 against any payments due to M.I.T. under Article 4, provided that in no event shall such payments under Article 4, when aggregated with any other offsets and credits allowed under the AGREEMENT, be reduced by more than [***] percent ([***]%) in any REPORTING PERIOD.
7.5	Recovery. Any recovery obtained in an action brought by COMPANY under Sections 7.2 or 7.3 shall be distributed as follows: (i) each party shall be reimbursed for any expenses incurred in the action (including the amount of any royalty or other payments withheld from M.I.T. as described in Section 7.4), (ii) as to ordinary damages, COMPANY shall receive an amount equal to its lost profits or a reasonable royalty on the infringing sales, or whichever measure of damages the court shall have applied, and COMPANY shall pay to M.I.T. based upon such amount a reasonable approximation of the royalties and other amounts that COMPANY would have paid to M.I.T. if COMPANY had sold the infringing products, processes and services rather than the infringer, and (iii) as to special or punitive damages, the parties shall share equally in any award.
7.6	Cooperation. Each party agrees to cooperate in any action under this Article which is controlled by the other party, provided that the controlling party reimburses the cooperating party promptly for any costs and expenses incurred by the cooperating party in connection with providing such assistance.

7.7	Right to SUBLICENSE. So long as COMPANY remains the exclusive licensee of the PATENT RIGHTS in the FIELD in the TERRITORY, COMPANY shall have the sole right to SUBLICENSE any alleged infringer in the FIELD in the TERRITORY for future use of the PATENT RIGHTS in accordance with the terms and conditions of the AGREEMENT relating to SUBLICENSEs. Any upfront fees as part of such SUBLICENSE shall be shared equally between COMPANY and M.I.T.; other revenues to COMPANY pursuant to such SUBLICENSE shall be treated as set forth in Article 4.

8. Indemnification and Insurance.

8.1	Indemnification.

(a) Indemnity. COMPANY shall indemnify, defend, and hold harmless M.I.T. and its trustees, officers, faculty, students, employees, and agents and their respective successors, heirs and assigns (the “M.I.T. Indemnitees”), against any liability, damage, loss, or expense (including reasonable attorneys’ fees and expenses) incurred by or imposed upon any of the Indemnitees in connection with any claims, suits, investigations, actions, demands or judgments (collectively “M.I.T. Claims”), arising out of or related to the exercise of any rights granted to COMPANY under the AGREEMENT or any breach of the AGREEMENT by COMPANY. The previous sentence will not apply to any M.I.T. Claim that is determined with finality by a court of competent jurisdiction to result solely from the gross negligence or willful misconduct of an M.I.T. Indemnitee.

[***] and its trustees, officers, employees, and agents (collectively, “[***]”), will be indemnified, defended by counsel acceptable to [***], and held harmless by COMPANY from and against any claim, liability, cost, expense, damage, deficiency, loss, or obligation, of any kind or nature (including, without limitation, reasonable attorneys’ fees and other costs and expenses of defense) (collectively, “[***] Claims”), based upon, arising out of, or otherwise relating to the AGREEMENT including without limitation any cause of action relating to product liability. The previous sentence will not apply to any [***] Claim that is determined with finality by a court of competent jurisdiction to result solely from the gross negligence or willful misconduct of an [***].

(b) M.I.T. Procedures. The M.I.T. Indemnitees agree to provide COMPANY with prompt written notice of any M.I.T. Claim for which indemnification is sought under the AGREEMENT. COMPANY agrees, at its own expense, to provide attorneys reasonably acceptable to M.I.T. to defend against any such M.I.T. Claim. The M.I.T. Indemnitees shall cooperate fully with COMPANY in such defense and will permit COMPANY to conduct and control such defense and the disposition of such M.I.T. Claim (including all decisions relative to litigation, appeal, and settlement); provided, however, that any M.I.T. Indemnitee shall have the right to retain its own counsel, at the expense of COMPANY, if representation of such M.I.T. Indemnitee by the counsel retained by COMPANY would be inappropriate because of actual or potential differences in the interests of such M.I.T. Indemnitee and any other party represented by such counsel. COMPANY agrees to keep M.I.T. informed of the progress in the defense and disposition of such M.I.T. Claim and to consult with M.I.T. with regard to any proposed settlement.

8.2	Insurance. COMPANY shall obtain and carry in full force and effect commercial general liability insurance, including product liability (subject to clause (iii) below) and errors and omissions insurance which shall protect COMPANY, M.I.T. Indemnitees, and [***] with respect to events covered by Section 8.1(a) above. Such insurance (i) shall be issued by an insurer licensed to practice in the Commonwealth of Massachusetts or an insurer pre-approved by M.I.T., such approval not to be unreasonably withheld, (ii) shall list M.I.T. and [***] as an additional insured thereunder, (iii) shall include product liability coverage and broad form contractual liability coverage at any time during which COMPANY, or any AFFILIATE or SUBLICENSEE is making, using or selling a LICENSED PRODUCT or performing a LICENSED PROCESS, including conducting clinical trials or obtaining any required regulatory approvals, and (iv) shall require [***] written notice to be given to M.I.T. prior to any cancellation or material change thereof. The limits of such insurance shall not be less than [***] Dollars ($[***]) per occurrence with an aggregate of [***] Dollars ($[***]) for bodily injury including death; [***]

Dollars ($[***]) per occurrence with an aggregate of [***] Dollars ($[***]) for property damage; and [***] Dollars ($[***]) per occurrence with an aggregate of [***] Dollars ($[***]) for errors and omissions. In the alternative, COMPANY may self-insure subject to prior approval of M.I.T. COMPANY shall provide M.I.T. with Certificates of Insurance evidencing compliance with this Section. COMPANY shall continue to maintain such insurance or self-insurance after the expiration or termination of the AGREEMENT during any period in which COMPANY or any AFFILIATE or SUBLICENSEE continues (i) to make, use, or sell a product that was a LICENSED PRODUCT under the AGREEMENT or (ii) to perform a service that was a LICENSED PROCESS under the AGREEMENT, and thereafter for a period of [***].

9. No Representations or Warranties.

EXCEPT AS OTHERWISE EXPRESSLY SET FORTH IN THE AGREEMENT, M.I.T. MAKES NO REPRESENTATIONS OR WARRANTIES OF ANY KIND CONCERNING THE PATENT RIGHTS, AND HEREBY DISCLAIMS ALL REPRESENTATIONS AND WARRANTIES, EXPRESS OR IMPLIED, INCLUDING WITHOUT LIMITATION WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, NONINFRINGEMENT OF INTELLECTUAL PROPERTY RIGHTS OF M.I.T. OR THIRD PARTIES, VALIDITY, ENFORCEABILITY AND SCOPE OF PATENT RIGHTS, WHETHER ISSUED OR PENDING, AND THE ABSENCE OF LATENT OR OTHER DEFECTS, WHETHER OR NOT DISCOVERABLE.

IN NO EVENT SHALL M.I.T., ITS TRUSTEES, DIRECTORS, OFFICERS, EMPLOYEES AND AFFILIATES BE LIABLE FOR INCIDENTAL OR CONSEQUENTIAL DAMAGES OF ANY KIND, INCLUDING ECONOMIC DAMAGES OR INJURY TO PROPERTY AND LOST PROFITS, REGARDLESS OF WHETHER M.I.T. SHALL BE ADVISED, SHALL HAVE OTHER REASON TO KNOW, OR IN FACT SHALL KNOW OF THE POSSIBILITY OF THE FOREGOING.

10. Assignment.

10.1	The AGREEMENT is personal to COMPANY and no rights or obligations may be assigned by COMPANY without the prior written consent of M.I.T. Any such assignment shall be void.
10.2	Notwithstanding the foregoing, in the event of a CHANGE IN OWNERSHIP, COMPANY may assign and delegate all its rights and obligations under the AGREEMENT to the ACQUIRING PARTY, provided that, upon such CHANGE IN OWNERSHIP:

a. COMPANY (or any AFFILIATE) is not in default of any material obligation under the AGREEMENT (including without limitation payment of any amounts due under the AGREEMENT) at the time of such CHANGE IN OWNERSHIP;

b. COMPANY shall deliver written notice to M.I.T. at least [***] prior to any such proposed assignment, such notice to include:

i.	the potential ACQUIRING PARTY’s contact information, including the address to which invoices shall be sent pursuant to Section 6.2 of this AGREEMENT;
ii.	a description of all of the material terms and conditions of the agreement (as well as any changes thereto, as applicable, within the [***] notice period), between COMPANY and the potential ACQUIRING PARTY;
iii.	writing sufficient to illustrate that the ACQUIRING PARTY has agreed in writing to be bound by the terms and conditions of this Agreement on or before the effective date of such CHANGE IN OWNERSHIP, including the terms of this Article 10. If this condition 10.2(b)(iii) is not met, this AGREEMENT shall immediately terminate.
10.3	From the time of a CHANGE IN OWNERSHIP, through a period of [***] after such CHANGE IN OWNERSHIP, if the ACQUIRING PARTY is or becomes a publicly traded company with a market cap value of $[***] or greater, or, if privately held, has or achieves total sales revenue greater than $[***], the maintenance fees due hereunder shall double for the remainder of the TERM.

11. General Compliance with Laws

11.1	Compliance with Laws. COMPANY shall use reasonable commercial efforts to comply with all commercially material local, state, federal, and international laws and regulations relating to the development, manufacture, use, and sale of LICENSED PRODUCTS and LICENSED PROCESSES.
11.2	Export Control. COMPANY and its AFFILIATES and SUBLICENSEES shall comply with all United States laws and regulations controlling the export of certain commodities and technical data, including without limitation all Export Administration Regulations of the United States Department of Commerce. Among other things, these laws and regulations prohibit or require a license for the export of certain types of commodities and technical data to specified countries. COMPANY hereby gives written assurance that it will comply with, and will cause its AFFILIATES and SUBLICENSEES to comply with, all United States export control laws and regulations, that it bears sole responsibility for any violation of such laws and regulations by itself or its AFFILIATES or SUBLICENSEES, and that it will indemnify, defend, and hold M.I.T. and [***] harmless (in accordance with Section 8.1) for the consequences of any such violation.
11.3	Non-Use of Name.

(a) [***] Names. COMPANY shall not use the name of [***] or any variation, adaptation, or abbreviation thereof, or the name of any of [***]’s trustees, officers, employees, or agents, or any trademark owned by [***], or any terms of the AGREEMENT in any promotional material or other public announcement or disclosure without the prior written consent of [***], which consent [***] may withhold in its sole discretion. The foregoing notwithstanding, without the consent of [***], COMPANY may state in documents required by regulating agencies that it is exclusively licensed by M.I.T. in the FIELD.

(b) M.I.T. Names. COMPANY shall not use the name of “Massachusetts Institute of Technology,” “Lincoln Laboratory” or any variation, adaptation, or abbreviation thereof, or of any of its trustees, officers, faculty, students, employees, or agents, or any trademark owned by M.I.T., or any terms of the AGREEMENT in any promotional material or other public announcement or disclosure without the prior written consent of M.I.T., which consent M.I.T. may withhold in its sole discretion. The foregoing notwithstanding, without the consent of M.I.T., COMPANY may make factual statements during the term of the AGREEMENT that COMPANY has a license from M.I.T. under one or more of the patents and/or patent applications comprising the PATENT RIGHTS.

11.4	Marking of LICENSED PRODUCTS. To the extent commercially feasible and consistent with prevailing business practices, COMPANY shall mark, and shall cause its AFFILIATES and SUBLICENSEES to mark, all LICENSED PRODUCTS that are manufactured or sold under the AGREEMENT with the number of each issued patent under the PATENT RIGHTS that applies to such LICENSED PRODUCT.

12. Termination.

12.1	Voluntary Termination by COMPANY. COMPANY shall have the right to terminate the AGREEMENT, for any reason, (i) upon at least six (6) months prior written notice to M.I.T., such notice to state the date at least six (6) months in the future upon which termination is to be effective, and (ii) upon payment of all amounts due to M.I.T. through such termination effective date.
12.2	Cessation of Business. If COMPANY ceases to carry on its business related to the AGREEMENT, M.I.T. shall have the right to terminate the AGREEMENT immediately upon written notice to COMPANY.
12.3	Termination for Default.

(a) Nonpayment. In the event COMPANY fails to pay any amounts due and payable to M.I.T. hereunder, and fails to make such payments within thirty (30) days after receiving written notice of such failure, M.I.T. may terminate the AGREEMENT immediately upon written notice to COMPANY.

(b) Material Breach. In the event COMPANY commits a material breach of its obligations under the AGREEMENT, except for breach as described in Section 12.3(a), and fails to cure that breach within sixty (60) days after receiving written notice thereof, M.I.T. may terminate the AGREEMENT immediately upon written notice to COMPANY.

12.4	Termination as a Consequence of PATENT CHALLENGE.

(a) By COMPANY. If COMPANY or any of its AFFILIATES brings a PATENT CHALLENGE against M.I.T., or assists others in bringing a PATENT CHALLENGE against M.I.T. (except as required under a court order or subpoena), then M.I.T. may immediately terminate the AGREEMENT.

(b) By SUBLICENSEE. If a SUBLICENSEE brings a PATENT CHALLENGE or assists another party in bringing a PATENT CHALLENGE (except as required under a court order or subpoena), then M.I.T. may send a written demand to COMPANY to terminate such SUBLICENSE. If COMPANY fails to so terminate such SUBLICENSE within thirty (30) days after M.I.T.’s demand, M.I.T. may immediately terminate the AGREEMENT.

12.5	Disputes Regarding Termination. If COMPANY disputes any termination by M.I.T. under this Section, it must notify M.I.T. of the nature of such dispute and the proposed manner in which to resolve the dispute within (10) days of receipt of notification of breach or notification of termination by M.I.T., whichever is sooner. If the parties do not resolve such dispute within ten (10) days of such notification, then COMPANY shall be required to initiate the dispute resolution procedures outlined in Section 13.3(a) promptly. If it does not do so, COMPANY shall be considered to have waived its rights to dispute the termination.
12.6	Effect of Termination.

(a) Survival. The following provisions shall survive the expiration or termination of the AGREEMENT:

●	Article 1 (“Definitions”);
●	Section 2.6 (“REGULATORY VOUCHERS”);

●	Section 4.1(g) (“Sharing of SUBLICENSE INCOME”) as it relates to sharing of DETERMINED VALUE;
●	Article 5 (“Reports and Records”) as it relates to IDENTIFIED PRODUCTS;
●	Article 8 (“Indemnification and Insurance”);
●	Article 9 (“No Representations or Warranties”);
●	Section 11.1 (“Compliance With Laws”);
●	Section 11.2 (“Export Control”);
●	Section 12.5 (“Disputes Regarding Termination”):
●	Section 12.6 (“Effect of Termination”);
●	Article 13 (“Dispute Resolution”);
●	Article 14 (“Miscellaneous”);

(b) Pre-termination Obligations. In no event shall termination of the AGREEMENT release COMPANY, AFFILIATES, or SUBLICENSEES from the obligation to pay any amounts that became due on or before the effective date of termination.

13. Dispute Resolution.

13.1	Mandatory Procedures. The parties agree that any dispute arising out of or relating to the AGREEMENT shall be resolved solely by means of the procedures set forth in this Article, and that such procedures constitute legally binding obligations that are an essential provision of the AGREEMENT. If either party fails to observe the procedures of this Article, as may be modified by their written agreement, the other party may bring an action for specific performance of these procedures in any court of competent jurisdiction.
13.2	Equitable Remedies. Although the procedures specified in this Article are the sole and exclusive procedures for the resolution of disputes arising out of or relating to the AGREEMENT, either party may seek a preliminary injunction or other provisional equitable relief if, in its reasonable judgment, such action is necessary to avoid irreparable harm to itself or to preserve its rights under the AGREEMENT.

13.3	Dispute Resolution Procedures.

(a) Mediation. In the event of any dispute arising out of or relating to the AGREEMENT, either party may initiate mediation upon written notice to the other party (“Notice Date”) pursuant to Section 14.1, whereupon both parties shall be obligated to engage in a mediation proceeding. The mediation shall commence within [***] of the Notice Date. The mediation shall be conducted by a single mediator in Boston, Massachusetts. The party requesting mediation shall designate two (2) or more nominees for mediator in its notice. The other party may accept one of the nominees or may designate its own nominees by notice addressed to the American Arbitration Association (AAA) and copied to the requesting party. If within, [***] following the request for mediation, the parties have not selected a mutually acceptable mediator, a mediator shall be appointed by the AAA according to the Commercial Mediation Rules. The mediator shall attempt to facilitate a negotiated settlement of the dispute, but shall have no authority to impose any settlement terms on the parties. The expenses of the mediation shall be borne equally by the parties, but each party shall be responsible for its own counsel fees and expenses.

(b) Trial Without Jury. If the dispute is not resolved by mediation within [***] after commencement of mediation, each party shall have the right to pursue any other remedies legally available to resolve the dispute, provided, however, that the parties expressly waive any right to a jury trial in any legal proceeding under this Article.

13.4	Performance to Continue. Each party shall continue to perform its undisputed obligations under the AGREEMENT pending final resolution of any dispute arising out of or relating to the AGREEMENT; provided, however, that a party may suspend performance of its undisputed obligations during any period in which the other party fails or refuses to perform its undisputed obligations. Nothing in this Article is intended to relieve COMPANY from its obligation to make undisputed payments pursuant to Articles 4 and 6 of the AGREEMENT.
13.5	Statute of Limitations. The parties agree that all applicable statutes of limitation and time-based defenses (including, but not limited to, estoppel and laches) shall be tolled while the procedures set forth in Sections 13.3(a) are pending. The parties shall cooperate in taking any actions necessary to achieve this result.

13.6	[***]. Notwithstanding the foregoing, any dispute affecting the rights or property of [***] shall not be subject to any of the provisions of Sections 13.1 through 13.5.

14. Miscellaneous.

14.1	Notice. Any notices required or permitted under the AGREEMENT shall be in writing, shall specifically refer to the AGREEMENT, and shall be sent by hand, recognized national overnight courier, confirmed facsimile transmission, confirmed electronic mail, or registered or certified mail, postage prepaid, return receipt requested, to the following addresses or facsimile numbers of the parties:

If to M.I.T.:	Massachusetts Institute of Technology Technology Licensing Office, Room NE18-501 255 Main Street, Kendall Square Cambridge, MA 02142-1601 Attention: Director Tel: 617-253-6966 Fax: 617-258-6790

If to COMPANY:	Vedantra Pharmaceuticals, Inc. One Kendall Square Building 1400 West, Suite 14303 Cambridge, MA 02139

If, to COMPANY, notices regarding financial matters, including invoices:

Venadtra Pharmaceuticals, Inc. One Kendall Square Building 1400 West, Suite 14303 Cambridge, MA 02139

All notices under the AGREEMENT shall be deemed effective upon receipt. A party may change its contact information immediately upon written notice to the other party in the manner provided in this Section.

14.2	Governing Law/Jurisdiction. The AGREEMENT and all disputes arising out of or related to the AGREEMENT, or the performance, enforcement, breach or termination hereof, and any remedies relating thereto, shall be construed, governed, interpreted and applied in accordance with the laws of the Commonwealth of Massachusetts, U.S.A., without regard to conflict of laws principles, except that questions affecting the construction and effect of any patent shall be determined by the law of the country in which the patent shall have been granted. The state and federal courts having jurisdiction over Cambridge, MA, USA, provide the exclusive forum for any PATENT CHALLENGE and/or any court action between the parties relating to the AGREEMENT. COMPANY submits to the jurisdiction of such courts and waives any claim that such court lacks jurisdiction over COMPANY or its AFFILIATES or constitutes an inconvenient or improper forum.

14.3	Force Majeure. Neither party will be responsible for delays resulting from causes beyond the reasonable control of such party, including without limitation fire, explosion, flood, war, strike, or riot, provided that the nonperforming party uses commercially reasonable efforts to avoid or remove such causes of nonperformance and continues performance under the AGREEMENT with reasonable dispatch whenever such causes are removed.
14.4	Amendment and Waiver. The AGREEMENT may be amended, supplemented, or otherwise modified only by means of a written instrument signed by both parties. Any waiver of any rights or failure to act in a specific instance shall relate only to such instance and shall not be construed as an agreement to waive any rights or fail to act in any other instance, whether or not similar.
14.5	Severability. In the event that any provision of the AGREEMENT shall be held invalid or unenforceable for any reason, such invalidity or unenforceability shall not affect any other provision of the AGREEMENT, and the parties shall negotiate in good faith to modify the AGREEMENT to preserve (to the extent possible) their original intent. If the parties fail to reach a modified agreement within thirty (30) days after the relevant provision is held invalid or unenforceable, then the dispute shall be resolved in accordance with the procedures set forth in Article 13. While the dispute is pending resolution, the AGREEMENT shall be construed as if such provision were deleted by agreement of the parties.

14.6	Binding Effect. The AGREEMENT shall be binding upon and inure to the benefit of the parties and their respective permitted successors and assigns.
14.7	Headings. All headings are for convenience only and shall not affect the meaning of any provision of the AGREEMENT.
14.8	[***]. [***] is not a party to the AGREEMENT and has no liability to any licensee, SUBLICENSEe, or user of any technology covered by the AGREEMENT, but [***] is an intended third-party beneficiary of the AGREEMENT and certain of its provisions are for the benefit of [***] and are enforceable by [***] in its own name.
14.9	Entire Agreement. The AGREEMENT constitutes the entire agreement between the parties with respect to its subject matter and supersedes all prior agreements or understandings between the parties relating to its subject matter.

IN WITNESS WHEREOF, the parties have caused the AGREEMENT to be executed by their duly authorized representatives.

The EFFECTIVE DATE of the AGREEMENT is January 27, 2016

MASSACHUSETTS INSTITUTE OF TECHNOLOGY		VEDANTRA PHARMACEUTICALS, INC.

By:	/s/ [***]	By:	/s/ [***]
Name:	[***]	Name:	[***]
Title:	[***]	Title:	[***]

APPENDIX A

List of Patent Applications and Patents

[***]

[***]

[***]

[***]

[***]

[***]

by [***] and [***]

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THE

EXHIBIT BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT

THE COMPANY TREATS AS PRIVATE OR CONFIDENTIAL.

[***] INDICATES THAT INFORMATION HAS BEEN REDACTED.

AMENDMENT TO LICENSE AGREEMENT

This Amendment to License Agreement is made as of this 21 day of October, 2016, by and between Vedantra Pharmaceuticals, Inc., a Delaware corporation with an address of One Kendall Square, Building 1400 West, Suite 14303, Cambridge, MA 02139 (“COMPANY”), and the Massachusetts Institute of Technology, with an address of 77 Massachusetts Avenue, Cambridge, MA 02139-4307 (“M.I.T.”).

WHEREAS, M.I.T. and the COMPANY are parties to an Exclusive Patent License Agreement, dated January 22, 2016 (the “Agreement”) under which M.I.T. has granted the COMPANY an exclusive license to certain patent rights related to technology developed at least in part by [***], as defined in the Agreement;

WHEREAS, [***] is an investigator of the [***] ( “[***]”) at its laboratory at M.I.T.;

WHEREAS, [***] owned at least a part of the Patent Rights and assigned those rights to M.I.T.;

NOW, THEREFORE, M.I.T. and the COMPANY agree to amend the Agreement as follows:

1.	The first WHEREAS clause is hereby amended to read, in its entirety, as follows:

WHEREAS, M.I.T. is the owner of certain PATENT RIGHTS (as later defined herein) relating to M.I.T. Case No. [***], by [***] and [***], both an employee of [***] (hereinafter referred to as “[***]”) when the invention was disclosed, each doing research at an [***] laboratory at M.I.T.; and

2.	Section 1.25 is hereby amended to read, in its entirety, as follows:

“PATENT RIGHTS” shall mean:

(a)	the United States and international patents listed on Appendix A;
(b)	the United States and international patent applications and/or provisional applications listed on Appendix A and the resulting patents;
(c)	any patent applications resulting from the provisional applications listed on Appendix A, and any divisionals, continuations, continuation-in-part applications, and continued prosecution applications (and their relevant international equivalents) of the patent applications listed on Appendix A and of such patent applications that result from the provisional applications listed on Appendix A, in the case of each of the foregoing to the extent the claims are directed to subject matter specifically described in the patent applications listed on Appendix A, and such claims of the resulting patents;

(d)	the claims of any patents resulting from reissues, reexaminations, or extensions (and their relevant international equivalents) of the patents described in (a), (b), and (c) above where such claims are directed to subject matter specifically described in the patent applications listed on Appendix A; and
(e)	claims of international (non-United States) patent applications filed after the EFFECTIVE DATE that are directed to subject matter specifically described in the patent applications listed on Appendix A, and the relevant international equivalents to divisionals, continuations, continuation-in-part applications and continued prosecution applications of the patent applications, in the case of each of the foregoing to the extent the claims are directed to subject matter specifically described in the patents or patent applications referred to in Appendix A, and those claims of the resulting patents.
3.	The second paragraph of section 8.1(a) is hereby amended to read, in its entirety, as follows:

[***], and its trustees, officers, employees, and agents (collectively, “[***] Indemnitees”), will be indemnified, defended by counsel acceptable to [***], and held harmless by the COMPANY from and against any claim, liability, cost, expense, damage, deficiency, loss, or obligation, of any kind or nature (including, without limitation, reasonable attorneys’ fees and other costs and expenses of defense) (collectively, “Claims”), based upon, arising out of, or otherwise relating to this Agreement or any sublicense, including without limitation any cause of action relating to product liability. The previous sentence will not apply to any Claim that is determined with finality by a court of competent jurisdiction to result solely from the gross negligence or willful misconduct of an [***] Indemnitee. Notwithstanding any other provision of this Agreement, COMPANY’s obligation to defend, indemnify and hold harmless the [***] Indemnitees under this paragraph will not be subject to any limitation or exclusion of liability or damages or otherwise limited in any way.

IN WITNESS WHEREOF, the parties have hereunto set their hands and duly executed this Amendment to the Exclusive Patent License Agreement on the latest date set forth beneath the signatures below.

Massachusetts Institute of Technology		Vedantra Pharmaceuticals, Inc.

By:	/s/ [***]	By:	/s/ [***]
Title:	[***]	Title:	[***]
Date:	October 21, 2016	Date:	October 21, 2016

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THE

EXHIBIT BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT

THE COMPANY TREATS AS PRIVATE OR CONFIDENTIAL.

[***] INDICATES THAT INFORMATION HAS BEEN REDACTED.

SECOND AMENDMENT

This Second Amendment, effective as of the date set forth above the signatures of the parties below, is between the Massachusetts Institute of Technology, a Massachusetts corporation having its principal office at 77 Massachusetts Avenue, Cambridge, Massachusetts, 02139 (“M.LT.”), and Vedantra Pharmaceuticals, Inc., a Delaware corporation, with a principal place of business at One Kendall Square, Building 1400 West, Suite 14303 Cambridge, Massachusetts 02139 (“COMPANY”). All capitalized terms used herein shall have the meanings ascribed to such terms in the Exclusive Patent License Agreement dated.

WHEREAS, COMPANY and M.I.T. wish to modify the provisions of the AGREEMENT, dated January 27, 2016 (“LICENSE AGREEMENT”) and first amended by the parties on October 21, 2016; and

NOW, THEREFORE, in consideration of the promises and mutual covenants contained herein, the parties hereby agree as follows:

1.	Section 3.2 of the LICENSE AGREEMENT is hereby deleted in its entirety and replaced with the following:
3.2	[***] PRODUCTS. COMPANY shall use commercially reasonable diligent efforts, or shall cause its AFFILIATES and/or SUBLICENSEES to use commercially reasonable diligent efforts, to develop [***]PRODUCTS and to introduce [***] PRODUCTS into the commercial market; and thereafter, COMPANY shall use commercially reasonable diligent efforts, or shall cause its AFFILIATES and SUBLICENSEES to use commercially reasonable diligent efforts to make [***] PRODUCTS reasonably available to the public. Specifically, COMPANY shall fulfill the following obligations:

(a) COMPANY shall raise at least [***] Dollars ($[***]) for the development of [***] PRODUCTS by [***] from the sale of COMPANY’s equity securities for its own account or through SUBLICENSE agreements or through grants to COMPANY.

(b) COMPANY shall raise at least an additional [***] Dollars ($[***]) for the development of [***] PRODUCTS by [***] from the sale of COMPANY’s equity securities for its own account or through SUBLICENSE agreements or through grants to COMPANY.

(c) COMPANY or AFFILIATES or SUBLICENSEES shall expend at least the amounts set forth below on research toward the development of [***] PRODUCTS in each calendar year and ending with the first commercial sale of [***] PRODUCT:

2016	$	[***	]
2017	$	[***	]
2018	$	[***	]
2019	$	[***	]
2020	$	[***	]
And every year thereafter	$	[***	]

COMPANY or an AFFILIATE or a SUBLICENSEE shall [***] for an [***] PRODUCT by[***].

(e) COMPANY or an AFFILIATE or a SUBLICENSEE shall [***] for an [***]PRODUCT by[***].

(f) COMPANY or an AFFILIATE or a SUBLICENSEE shall [***] for an [***] PRODUCT by [***].

(g) COMPANY or an AFFILIATE or a SUBLICENSEE shall [***] for an [***] PRODUCT by [***].

(h) COMPANY or an AFFILIATE or a SUBLICENSEE shall [***] of an [***] PRODUCT by [***].

In the event that M.I.T. determines that COMPANY (or an AFFILIATE or SUBLICENSEE) has failed to fulfill any of its obligations under this Section 3.2, then M.I.T. may treat such failure as a material breach in accordance with Section 12.3(b). Furthermore, in the event COMPANY makes first commercial sale of a [***] PRODUCT and subsequently ceases to supply such [***] PRODUCT to the market to meet reasonable demand, M.I.T. may treat such action as a material breach in accordance with Section 12.3(b).

Notwithstanding the foregoing, in the event that COMPANY anticipates a failure to meet an obligation set forth in Section 3.2(d) – (h) will occur, COMPANY will promptly advise M.I.T. in writing, and representatives of each party will meet to review the reasons for anticipated failure (taking into account delays beyond the reasonable control of the COMPANY, including action, inaction or delay by the FDA or any comparable regulatory agency and adverse developments with respect to the safety or efficacy of product candidates) and discuss in good faith a potential revision to the diligence schedule. COMPANY and M.I.T. will enter into a written amendment to the AGREEMENT with respect to any mutually agreed upon change(s) to the relevant obligation(s). Moreover, if the COMPANY determines that basis of such failure cannot be overcome with a revision of the diligence schedule, then the COMPANY shall promptly notify M.I.T. of such determination and representatives of each party will meet to review the reasons for anticipated failure and the reasons for the COMPANY’s determination that it cannot be overcome by an adjustment in the schedule and M.IT. may treat such failure as a material breach in accordance with Section 12.3(b).

(Signatures on the following page.)

IN WITNESS WHEREOF, the parties have caused this Second Amendment to be executed under seal by their duly authorized representatives.

The Effective Date of this Second Amendment is February 22, 2018.

MASSACHUSETTS INSTITUTE OF TECHNOLOGY		VEDANTRA PHARMACEUTICALS, INC.

By:	/s/ [***]	By:	/s/ [***]
Name:	[***]	Name:	[***]
Title:	[***]	Title:	[***]

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT
IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE COMPANY TREATS AS PRIVATE
OR CONFIDENTIAL.

[***] INDICATES THAT INFORMATION HAS BEEN REDACTED.

THIRD AMENDMENT

TO EXCLUSIVE LICENSE AGREEMENT

This Third Amendment to Exclusive License Agreement (“THIRD AMENDMENT”) is made as of this 31st day of January, 2019, by and between Vedantra Pharmaceuticals, Inc., a Delaware corporation with an address of One Kendall Square, Building 1400 West, Suite 14303, Cambridge, MA 02139 (“COMPANY”), and the Massachusetts Institute of Technology, with an address of 77 Massachusetts Avenue, Cambridge, MA 02139-4307 (“MIT”). All capitalized terms used but not defined herein will have the meanings ascribed to such terms in the Exclusive Patent License Agreement effective January 27, 2016 as amended October 21, 2016 and February 22, 2018 (“AGREEMENT”).

WHEREAS, MIT is the owner of certain patent rights relating to MIT Case No. [***], by [***] and [***], each an employee of [***] doing research at [***]; and

WHEREAS, COMPANY and MIT wish to modify the provisions of the AGREEMENT by modifying the definition of PATENT RIGHTS to add the inventions claimed in the pending patent application in MIT Case No. [***] described in Attachment A to this THIRD AMENDMENT and to make certain other changes to the AGREEMENT.

NOW, THEREFORE, in consideration of the promises and mutual covenants contained herein, COMPANY and MIT hereby agree as follows:

1. Appendix A is deleted and replaced in its entirety with Attachment 1 to this THIRD AMENDMENT.

2. COMPANY will pay to MIT the following fees on the dates set forth below.

Within [***] of the full execution of this THIRD AMENDMENT: [***] dollars ($[***])

Within [***] of the first year anniversary of the effective date of this THIRD AMENDMENT: [***] dollars ($[***])

Once paid, these fees are nonrefundable.

3. Section 4.1(b) of the AGREEMENT is amended to revise the amounts due beginning January 1, 2020 as follows:

January 1, 2020	$	[***]
January 1, 2021	$	[***]
January 1, 2022	$	[***]
January 1, 2013 and [***] thereafter	$	[***]

For the avoidance of doubt, no other changes are made to Section 4.1(b).

4. COMPANY and MIT acknowledge and agree that payment of fees and costs for the patent application added to PATENT RIGHTS under this THIRD AMENDMENT will be in accordance with the terms of the AGREEMENT. The amount of such costs is approximately $[***] as of January 24th, 2019.

5. COMPANY and MIT acknowledge that the diligence requirements set forth in Article 3 of the AGREEMENT necessarily encompass any invention claimed in the patent application added to the PATENT RIGHTS under this THIRD AMENDMENT. Accordingly, COMPANY and MIT agree no change to the diligence requirements of the AGREEMENT is intended or provided under this THIRD AMENDMENT.

IN WITNESS WHEREOF, the parties have caused this THIRD AMENDMENT to be executed under seal by their duly authorized representatives.

The Effective Date of this THIRD AMENDMENT is January 31st, 2019.

MASSACHUSETTS INSTITUTE OF TECHNOLOGY		VEDANTRA PHARMACEUTICALS, INC.

By:	/s/ [***]	By:	/s/ [***]
Name:	[***]	Name:	[***]
Title:	[***]	Title:	[***]

ATTACHMENT A

[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]

by [***] and [***]

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT
IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE COMPANY TREATS AS PRIVATE
OR CONFIDENTIAL.

[***] INDICATES THAT INFORMATION HAS BEEN REDACTED.

Fourth Amendment to Exclusive Patent License Agreement

This Fourth Amendment to Exclusive Patent License Agreement (“FOURTH AMENDMENT”) is made as of June 23, 2020 (“FOURTH AMENDMENT EFFECTIVE DATE”), by and between Elicio Therapeutics, Inc. (formerly Vedanta Pharmaceuticals, Inc., with an address of One Kendall Square, Cambridge, MA 02139 (“COMPANY”), and the Massachusetts Institute of Technology, with an address of 77 Massachusetts Avenue, Cambridge, MA 02139-4307 (“MIT”). All capitalized terms used but not defined herein will have the meanings as ascribed to such terms in the Exclusive Patent License Agreement effective January 27, 2016 as amended on October 21, 2016; February 22, 2018 and January 19, 2019 (“AGREEMENT”).

WHEREAS, MIT is the owner of certain patent rights relating to MIT Case No. [***] developed solely in the MIT laboratory of [***], an employee of the [***](“[***]”) and a faculty member of MIT; and

WHEREAS, [***] has assigned its rights in MIT Case No. [***] to MIT, subject to certain rights retained by [***]; and

WHEREAS, COMPANY wishes to obtain an exclusive license to the above patent; and

WHEREAS, COMPANY and MIT wish to modify the provisions of the AGREEMENT by modifying the definition of PATENT RIGHTS to add the inventions claimed in the pending application in MIT Case No. [***] described in Attachment 1 to this FOURTH AMENDMENT and to make certain other changes to the AGREEMENT.

NOW, THEREFORE, in consideration of the promises and mutual covenant contained herein, COMPANY and MIT hereby agree as follows:

1.	Appendix A is deleted and replaced in its entirety with Attachment 1 to this FOURTH AMENDMENT.

2.	COMPANY will pay to MIT the following fee within [***] of the FOURTH AMENDMENT EFFECTIVE DATE: [***]dollars ($[***]). This fee is nonrefundable.
3.	The second paragraph of the RECITALS of the AGREEMENT is deleted and replaced in its entirety with the following: “WHEREAS, MIT has the right to grant license under said PATENT RIGHTS, subject to certain rights retained by [***] as described more specifically below;”.
4.	Section 2.7(b) is deleted and replaced in its entirety with the following: “Company acknowledges that it has been informed that the PATENT RIGHTS were developed, at least in part, by [***] and that (i) [***] has a paid-up, non-exclusive, irrevocable license to use the PATENT RIGHTS listed in Section I of Appendix A hereto for [***]’s research purposes, but with no right to assign or sublicense; and (ii) [***] has a fully paid-up, non-exclusive, irrevocable, worldwide license to exercise any intellectual property rights with respect to the PATENT RIGHTS listed in Section II of Appendix A hereto for research purposes, with the right to sublicense to non-profit and governmental entities, but with no other rights to assign or sublicense (collectively, the “[***] Licenses”). This Agreement is explicitly made subject to the [***] Licenses.”
5.	Section 4.1(b) of the AGREEMENT is amended to revise the amounts due beginning January 1, 2021 as follows:
January 1, 2021	$	[***]
January 1, 2022	$	[***]
January 1, 2023 and [***] thereafter	$	[***]
6.	COMPANY and MIT acknowledge and agree that payment of fees and costs for MIT Case No. [***] added to the PATENT RIGHTS under this FOURTH AMENDMENT will be in accordance with the terms of the AGREEMENT. The amount of such costs is approximately $[***] as of June 22, 2020 and are due [***] after the FOURTH AMENDMENT EFFECTIVE DATE.
7.	COMPANY and MIT agree that the diligence requirement set forth in Article 3(d) of the AGREEMENT for the [***] for an [***] PRODUCT is now set at [***] and the diligence requirement set forth in Article 3(e) of the AGREEMENT for the [***] is now set at[***].
8.	COMPANY and MIT agree that the milestone payment for an [***] PRODUCT IND in Section 4.1(c)(i) of the Agreement will increase to [***]when achieved.
9.	COMPANY and MIT agree to initially file and prosecute MIT Case No. [***] in [***]. MIT shall control the prosecution of this patent in accordance with Section 6 of the AGREEMENT.
10.	All other terms and provisions of the AGREEMENT remain in full effect.

IN WITNESS WHEREOF, the Parties have caused this FOURTH AMENDMENT to be executed under seal by their duly authorized representatives.

MASSACHUSETTS INSTITUTE OF TECHNOLOGY		ELICIO THERAPEUTICS, INC.
By:	/s/ [***]	By:	/s/ [***]
Name:	[***]	Name:	[***]
Title:	[***]	Title:	[***]

ATTACHMENT 1 APPENDIX A

SECTION I

[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]SECTION II

[***]

[***]

[***]

[***]

[***]

[***]

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT
IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE COMPANY TREATS AS PRIVATE
OR CONFIDENTIAL.

[***] INDICATES THAT INFORMATION HAS BEEN REDACTED.

Fifth Amendment to Exclusive Patent License Agreement

This Fifth Amendment to Exclusive Patent License Agreement (“FIFTH AMENDMENT”) is made as of January 7, 2021 (“FIFTH AMENDMENT EFFECTIVE DATE”), by and between Elicio Therapeutics, Inc. (formerly Vedanta Pharmaceuticals, Inc., with an address of One Kendall Square, Cambridge, MA 02139 (“COMPANY”), and the Massachusetts Institute of Technology, with an address of 77 Massachusetts Avenue, Cambridge, MA 02139-4307 (“MIT”). All capitalized terms used but not defined herein will have the meanings as ascribed to such terms in the Exclusive Patent License Agreement effective January 27, 2016 as amended on October 21, 2016; February 22, 2018, January 19, 2019 and June 23, 2020 (“AGREEMENT”).

WHEREAS, MIT is the owner of certain patent rights relating to MIT Case No. [***], and MIT Case No. [***] developed solely in the MIT laboratory of [***], an employee of the [***] (“[***]”) and a faculty member of MIT; and

WHEREAS, [***] has assigned its rights in MIT Case No. [***] and MIT Case No. [***] to MIT, subject to certain rights retained by [***]; and

WHEREAS, COMPANY wishes to obtain an exclusive license to the above patents; and

WHEREAS, COMPANY and MIT wish to modify the provisions of the AGREEMENT by modifying the definition of PATENT RIGHTS to add the inventions claimed in the pending application in MIT Case No. [***] and MIT Case No. [***] described in Attachment 1 to this FIFTH AMENDMENT and to make certain other changes to the AGREEMENT.

NOW, THEREFORE, in consideration of the promises and mutual covenant contained herein, COMPANY and MIT hereby agree as follows:

1.	Appendix A is deleted and replaced in its entirety with Attachment 1 to this FIFTH AMENDMENT.

2.	COMPANY will pay to MIT the following fees: within [***] of the FIFTH AMENDMENT EFFECTIVE DATE: [***] dollars ($[***]) and on the [***] anniversary of this FIFTH AMENDMENT EFFECTIVE DATE a fee of [***] dollars ($[***]). These fees are nonrefundable.
3.	The second paragraph of the RECITALS of the AGREEMENT is deleted and replaced in its entirety with the following: “WHEREAS, MIT has the right to grant license under said PATENT RIGHTS, subject to certain rights retained by [***] as described more specifically below;”.
4.	Section 2.7(b) is deleted and replaced in its entirety with the following: “Company acknowledges that it has been informed that the PATENT RIGHTS were developed, at least in part, by [***] and that (i) [***] has a paid-up, non-exclusive, irrevocable license to use the PATENT RIGHTS listed in Section I of Appendix A hereto for [***]’s research purposes, but with no right to assign or sublicense; and (ii) [***] has a fully paid-up, non-exclusive, irrevocable, worldwide license to exercise any intellectual property rights with respect to the PATENT RIGHTS listed in Section II of Appendix A hereto for research purposes, with the right to sublicense to non-profit and governmental entities, but with no other rights to assign or sublicense (collectively, the “[***] Licenses”). This Agreement is explicitly made subject to the [***] Licenses.”
5.	Section 4.1(b) of the AGREEMENT is amended to revise the amounts due beginning January 1, 2021 as follows:
January 1, 2021	$	[***]
January 1, 2022	$	[***]
January 1, 2023 and [***] thereafter	$	[***]
6.	COMPANY and MIT acknowledge and agree that payment of fees and costs for MIT Case No. [***] and MIT Case No. [***] added to the PATENT RIGHTS under this FIFTH AMENDMENT will be in accordance with the terms of the AGREEMENT. The amount of such costs is approximately [***] dollars ($[***]) as of January 7, 2021 and are due [***] after the FIFTH AMENDMENT EFFECTIVE DATE.
7.	COMPANY and MIT agree that the diligence requirement set forth in Article 3(d) of the AGREEMENT for the [***] for an [***] PRODUCT is now set at [***] and the diligence requirement set forth in Article 3(e) of the AGREEMENT for the [***] is now set at[***].
8.	COMPANY and MIT agree that the milestone payment for an [***] PRODUCT IND in Section 4.1(c)(i) of the AGREEEMNT will increase to [***] dollars($[***]) when achieved.

9.	COMPANY and MIT agree to initially file and prosecute MIT Case No. [***] and MIT Case No. [***] in the [***]. MIT shall control the prosecution of this patent in accordance with Section 6 of the AGREEMENT.
10.	COMPANY and MIT agree that if either or both of MIT Case No. [***] or MIT Case No. [***] are included in any sublicense per Section 4.1(g) of the AGREEMENT—SHARING OF SUBLICENSE INCOME, then the sublicense income percentage will increase from [***]% to [***]%.
11.	COMPANY and MIT agree that Section 1.20, [***] PRODUCT, is hereby deleted.
12.	All other terms and provisions of the AGREEMENT remain in full effect.

IN WITNESS WHEREOF, the Parties have caused this FIFTH AMENDMENT to be executed under seal by heir duly authorized representatives.

MASSACHUSETTS INSTITUTE OF TECHNOLOGY		ELICIO THERAPEUTICS, INC.

By:	/s/ [***]	By:	/s/ [***]
Name:	[***]	Name:	[***]
Title:	[***]	Title:	[***]

ATTACHMENT 1 APPENDIX A

SECTION I

[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]

SECTION II

[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]